                                                [LOGO OF PACIFIC CAPITAL FUNDS]


                                                --------------------------------

                                                           Annual Report

                                                          To Shareholders



                                                            July 31, 1997

                                                --------------------------------

                               TABLE OF CONTENTS

                             Letter to Shareholders
                                     Page 1

                            Fund Performance Review
                                     Page 3

                         Report of Independent Auditors
                                    Page 19

                      Statements of Assets and Liabilities
                                    Page 20

                            Statements of Operations
                                    Page 22

                      Statements of Changes in Net Assets
                                    Page 24

                       Schedules of Portfolio Investments
                                    Page 27

                         Notes to Financial Statements
                                    Page 46

                              Financial Highlights
                                    Page 57

                             PACIFIC CAPITAL FUNDS

                                 ANNUAL REPORT

                             LETTER TO SHAREHOLDERS

Dear Shareholders:

  The stock market's gains during the 12-month period ended July 31, 1997, were truly extraordinary. At the start of the period, stocks had just come off a roughly 9% correction, and the Dow Jones Industrial Average stood at around 5600. Our domestic equity funds posted strong gains as well. The Growth Stock Fund posted a total return of 47.02%,/1/ and the Growth and Income Fund gained 47.59%./1/ The New Asia Growth Fund also performed well. It rose 26.31%/1/ for the one-year period (Returns are for Retail Class without sales charge).


  Bonds also posted gains for the period, but along the way their prices were volatile as investors worried that economic growth could create inflationary pressures. The yield on 30-year Treasury bonds began the period at around 6.98%, rose to approximately 7.25% by March and declined to around 6.37% at the end of July.

CHANGING ECONOMIC FORECASTS

  Interest rates began drifting higher during the fourth quarter of 1996, when the economy grew at a relatively strong 3.8% annual rate, fueling concerns about the possibility of rising inflation. Investors' concerns intensified during the first quarter of 1997, when economic growth accelerated to 5.9%. The Federal Reserve Board responded by raising interest rates in March.

  However, economic growth began to slow during the second quarter of 1997, reflecting events like a strike at General Motors and floods in the Midwest. Real Gross Domestic Product (GDP) growth during the second quarter was only 3.6%, and inflation remained low at around 2%. As a result, interest rates declined during the second quarter.

  We expect the economy to grow at a rate of 2.5% to 3.0% during the rest of 1997. That should be slow enough to avoid further interest rate increases by the Federal Reserve. Inflation will likely remain low at a rate of 2% or less for the rest of the year. Corporate earnings will likely rise 3% to 5% during the next 12 months--not as strongly as in the past few years.

GOOD NEWS: THE SHRINKING DEFICIT AND LOW INFLATION

  The U.S. Government had predicted that the federal deficit would equal around $60 billion at the end of 1997, but it appears that figure will be more like $30 billion. As a result, the Treasury will need to issue only around $10 billion to $12 billion in new securities in the third quarter to fund its deficit. This lack of new Treasury issues should help to reduce interest rates and bolster the bond market.

  What's more, we believe inflation will stay low and perhaps decline going forward, for the following key reasons: First, as companies invest in new technology, industrial capacity grows--making it tough for companies to raise prices. Second, competition from foreign companies will continue to prevent U.S. firms from raising prices significantly. Third, spending by the U.S. Government is growing more slowly than government revenues, which will continue to dampen inflation.

A CAUTIOUS APPROACH

  There are many positive economic factors supporting the financial markets today. In fact, given continued moderate economic growth and low inflation, the market should continue to post gains. But it's important to remember that financial markets can be volatile and may suffer temporary setbacks from time to time.

  Bull markets historically come to an end due to factors such as rising interest rates, rising inflation or signs of recession. Although we don't think those events are likely to occur in the next several quarters, it is important to remember that there have been only 11 times in the last 100 years when the stock market has posted back-to-back gains of 20% or more.

OPPORTUNITIES IN STOCKS AND BONDS

  The Pacific Capital equity funds will remain fully invested, but we will exercise caution, seeking opportunities among neglected issues--especially in sectors such as technology and financial stocks, as well as capital goods stocks. Bonds are attractive at their current yields and should continue to offer opportunities as the economy slows.

  Mutual fund investments now exceed $4 trillion.* While investors pocketed large gains during the recent period, they also endured considerable uncertainty and volatility. The market's fluctuations are a reminder that basic investment principles are the key to long-term gains. Among these principles:

  . Establish your investment objectives and risk tolerance before you invest.
  . Diversify among various asset classes to manage financial risk.
  . Consider tax-advantaged strategies.
  . Stick with your plan, riding out market fluctuations and boosting your portfolio with a regular savings program.

  Thank you for your confidence in the Pacific Capital family of funds. During the coming months, we will continue to monitor investment risk and uncover investment opportunities that will help you meet your long-term goals. If you have any questions or would like a Fund prospectus, please contact your registered investment consultant, or call BISYS Fund Services at (800) 722-2271.

Sincerely,

/s/ Deborah G. Patterson                    /s/ William J. Barton
Deborah G. Patterson                        William J. Barton
Senior Vice President, Bank of Hawaii       Executive Vice President, Manager
Chairperson, Pacific Capital Funds          Investment Management Group
                                            Hawaiian Trust Company, Ltd.

--------
/1/ With the maximum sales charge of 4.00%, the Growth and Income Fund had a total return of 41.72%; the Growth Stock Fund had a return of 41.08%; and with a maximum sales charge of 5.25%, the New Asia Growth Fund had a return of 19.64% for the period.

*Source: ICI, August 1997


 AS WITH ALL MUTUAL FUNDS, SHARES IN THE PACIFIC CAPITAL FUNDS
      .ARE NOT FDIC INSURED
      .HAVE NO BANK GUARANTEE
      .MAY LOSE VALUE

                            FUND PERFORMANCE REPORT

                       PACIFIC CAPITAL GROWTH STOCK FUND

                      Pacific Capital Growth Stock Fund+
                        Growth of a $10,000 Investment

                S&P/BARRA                           Institutional (B)
                Growth Index++      Retail (A)*     No Load

    7/31/87              10000             9601                 10000
    7/31/88               8391             7975                  8324
    7/31/89              11184             9872                 10338
    7/31/90              12509            11340                 11912
    7/31/91              14445            12903                 13604
    7/31/92              16220            14195                 15008
    7/31/93              16460            14880                 15769
    7/31/94              17296            15782                 16743
    7/31/95              22610            19006                 20198
    7/31/96              26598            20574                 21922
    7/31/97              41619            30247                 32310


                          Average Annual Total Return
              07/31/97             1 Year       5 Year       10 Year
              Retail (A)*          41.08%       15.39%        11.70%
              Institutional (B)    47.39%       16.58%        12.45%

              10/14/94, Commencement of operations
                        of Institutional Class

              11/1/93, Commencement of operations
                       of Retail Class

              * Reflects 4.0% Maximum Sales Charge
              Past performance is not predictive of future results.

+The quoted performance of the Pacific Capital Growth Stock Fund ("Fund") includes the performance of certain common trust fund ("Commingled") accounts advised by Hawaiian Trust Company and managed the same as the Fund in all material respects, for periods dating back to July 31, 1987, and prior to the Fund's commencement of operations on November 1, 1993, for the Retail Class, and on October 14, 1994, for the Institutional Class as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

++The Standard & Poor's BARRA Growth Index is unmanaged and is generally representative of the performance of the growth stock universe. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

Investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  The Fund posted a total return of 47.02%/1/ during the 12 months ended July 31, 1997 (Returns are for Retail Class without the sales charge). That performance lagged the S&P/BARRA Growth Index return of 56.48% but exceeded the Lipper Growth Fund Index return of 43.76%.

  Prices of large, more liquid companies rose steadily, fueled by strong earnings growth, low inflation and stable interest rates. During the period, we took a more aggressive stance with the Fund. We held shares of larger companies that were producing good earnings results, as well as some small-company shares. We increased the Fund's exposure to technology shares from 13.25% to 19.64% of net assets as of July 31. We also increased the Fund's holdings in financial-company stocks from 3.46% to 8.16%. The Fund's consumer-durables holdings also were extended slightly from 8.88% to 9.89%.

  We reduced the Fund's investment in consumer-staples firms from 24.87% at the beginning of the period to 20.41%. There is concern about the sustainability of the strong profit growth of consumer-products firms.

Shares of these companies are not as attractively valued as stocks in some less popular sectors of the stock market.

  We are positive about the economy's outlook for the months ahead, and we will continue to emphasize high-growth stocks. With that in mind, we will shift more of the portfolio's holdings into technology and health-care stocks. We also will continue to reduce the Fund's weighting in consumer-staples shares. In general, we will continue to invest in high-quality companies in strong growth areas.

  As of July 31, 1997, the Fund's top five holdings as a percent of total assets were General Electric (5.07%), Microsoft (3.93%), Merck (3.01%), American International Group (2.97%) and Coca-Cola (2.96%)./2/
--------
/1/ With the maximum sales charge of 4.00%, the Fund's Retail Class shares had a total return of 41.08% for the period.
/2/ The composition of the Fund's holdings is subject to change.

                     PACIFIC CAPITAL GROWTH AND INCOME FUND

                    Pacific Capital Growth and Income Fund+
                        Growth of a $10,000 Investment

                 S&P 500                            Institutional (B)
                 Stock Index++      Retail (A)*     No Load

    7/31/87              10000             9600                 10000
    7/31/88               8833             8678                  9054
    7/31/89              11648            10991                 11490
    7/31/90              12401            11898                 12483
    7/31/91              13986            12835                 13493
    7/31/92              15771            14105                 14871
    7/31/93              17138            14513                 15366
    7/31/94              18027            14755                 15625
    7/31/95              22725            17590                 18655
    7/31/96              26487            19694                 20947
    7/31/97              40291            29065                 30994


                          Average Annual Total Return
              07/31/97             1 Year       5 Year       10 Year
              Retail (A)*          41.72%       14.61%        11.27%
              Institutional (B)    47.96%       15.82%        11.98%

              10/14/94, Commencement of operations of the
                        Retail and Institutional Classes


              * Reflects 4.0% Maximum Sales Charge
              Past performance is not predictive of future results.


+ The quoted performance of the Pacific Capital Growth and Income Fund ("Fund") includes the performance of certain common trust fund ("Commingled") accounts advised by Hawaiian Trust Company and managed the same as the Fund in all material respects, for periods dating back to July 31, 1987, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

++The Standard & Poor's 500 Stock Index is unmanaged and is generally representative of the performance of the domestic stock universe. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

 Investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  During the 12 months ended July 31, 1997, the Fund delivered a total return of 47.59%/1/ (Returns are for Retail Class without sales charge). That compared to a return of 52.14% for the Standard & Poor's 500 and a return of 44.14% for the Lipper Growth & Income Fund Index, the Fund's benchmarks.

  Market performance was driven by a number of factors during the period. They included solid corporate earnings growth, strong investor cash flows into equities and mutual funds, moderate economic growth, low inflation and relatively stable interest rates. Corporate earnings growth continued to exceed economic growth due to gains in productivity and profit margins. Companies are benefiting from the increased use of technology in areas such as inventory, currency and process management.

  The Fund's strategy was aggressive during the period. We increased the Fund's exposure in the technology sector from 10.36% to 17.38% of assets by July 31. The technology sector performed well during the period and continues to be a rapidly growing area of the U.S. economy. We also increased the Fund's holdings in the financial sector from 11.41% to 16.92%. The banking industry benefited from a period of consolidation, acquisitions and cost cutting. As a result, financial-company shares showed solid earnings growth and were selling at attractive valuations.

  We reduced the Fund's exposure to utility shares from 5.65% at the beginning of the period to 2.62% as of July 31. Due to deregulation, the earnings outlook for the sector is not favorable and dividend growth potential is poor. We also reduced the Fund's consumer-staples holdings from 14.8% to 12.4%, reflecting valuation concerns.

  Going forward, we expect to see moderate economic growth accompanied by continued productivity gains, reasonable earnings growth and low inflation. We will continue to take a stock-by-stock approach, maintaining a solid core of shares with more rapidly growing firms in a variety of sectors, including financial, technology and health care. As of July 31, 1997, the Fund's top five holdings as a percent of total assets were Compaq (4.01%), Philip Morris (4%), General Electric (3.72%), Oracle (3.01%) and Merck (2.99%)./2/
--------
/1/ With the maximum sales charge of 4.00%, the Fund's Retail Class shares had a total return of 41.72% for the period.
/2/ The composition of the Fund's holdings is subject to change.

                     PACIFIC CAPITAL NEW ASIA GROWTH FUND+

                     Pacific Capital New Asia Growth Fund
                        Growth of a $10,000 Investment

                                 Institutional (B)     MSCI AC Far East
                   Retail (A)*            No Load       Free ex Japan++

    2/15/95               9479              10000                 10000
    7/31/95              10626              11220                 10331
    7/31/96              10807              11444                 10704
    7/31/97              13650              14476                 12150


                          Average Annual Total Return
                                            Since Inception
              07/31/97             1 Year      (2/15/95)
              Retail (A)*          19.64%       13.48%
              Institutional (B)    26.50%       16.23%


              * Reflects 5.25% Maximum Sales Charge
              Past performance is not predictive of future results.



++The performance of the Pacific Capital New Asia Growth Fund is measured against the Morgan Stanley Capital International (MSCI) Far East Index (excluding Japan), which is unmanaged and is generally representative of the performance of stock markets in that region. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  During the 12 months ended July 31, 1997, the Fund had a total return of 26.31%/1/. That compared favorably to a 13.50% return for the Fund's benchmark, the MSCI AC Far East Free ex Japan Index.

  The Fund's performance in part reflected our decision to overweight shares of Hong Kong companies. In particular, the Fund benefited from relatively heavy investments in Hong Kong companies that have exposure to the Chinese markets.

  For example, our investment in China Resources (4.2% as a percent of net assets),/2/ one of the leading People's Republic of China-backed conglomerates in Hong Kong, helped boost the Fund's performance. The company has a wide array of businesses, including real estate, breweries and port operations. Moreover, it continues to add to its investment portfolio through acquisitions. We believe that China-oriented companies within Hong Kong will continue to deliver above-average returns, and we expect that China Resources will continue to play a major role in Hong Kong during the coming years. As a result, the stock remains one of the largest positions in the portfolio.

  The Fund also benefited from its full weighting in the Taiwan stock market, which performed well. We continue to believe that Taiwanese electronics companies offer some of the most attractive growth prospects in the region, and we will concentrate our investments in this sector of the market. Looking ahead, however, we may trim our investment in Taiwan stocks, which as a group are trading at relatively high prices.

  The Fund's recent investments in Korea have captured some of the recovery in that country's stock market. We are likely to increase our exposure to Korean stocks during the coming year. We also may increase our small exposure to the Indian Subcontinent markets, which have contributed to the Fund's recent gains. However, the Fund will continue to invest primarily in the North Asian and Chinese markets.

  We maintained a relatively low investment in the stock markets of Southeast Asia throughout the period, and even reduced those holdings. One reason for that decision was our concern about the likelihood of currency devaluations in the region. Those fears proved justified. Thailand, the region's worst performing market, was the first country to devalue its currency. The Philippines, Malaysia and Indonesia all followed suit soon after.

  Those currency troubles caused most of the Southeast Asian markets to suffer losses. But we are confident that those countries' decisions to bring their currencies into line with economic reality will help their economies sustain superior long-term growth rates. Moreover, we are confident that the recent declines in Southeast Asia and some other regional markets will offer very attractive investment opportunities in the years to come. As of July 31, 1997, the Fund's top five holdings as a percent of total assets were Swire Pacific (4.8%), China Resources (4.2%), Hutchinson Whampoa (3.4%), Larsen & Toubro (2.8%) and New World Infra (2.4%)./2/
--------
/1/ With the maximum sales charge of 5.25%, the New Asia Growth Fund had a total return of 19.64% for the period.
/2/ The composition of the Fund's holdings is subject to change.
+ International investing involves increased risk and volatility.

                 PACIFIC CAPITAL U.S. TREASURY SECURITIES FUND

                Pacific Capital U.S. Treasury Securities Fund+
                        Growth of a $10,000 Investment

                   Merrill        Merrill
                     Lynch      Lynch U.S.
                 10-15-Yr.      Treasuries
                Govt./U.S.    All Maturity                    Institutional
            Treas. Index++           Index   Retail (A)*        (B) No Load
7/31/87              10000            9798          9604              10000
7/31/88              10712           10451          9931              10344
7/31/89              12362           12062         11342              11847
7/31/90              13123           12779         11824              12355
7/31/91              14468           14043         12891              13514
7/31/92              16724           16167         14853              15597
7/31/93              18571           17927         16574              17427
7/31/94              18576           17891         16016              16857
7/31/95              20483           19637         17647              18626
7/31/96              21562           20632         18252              19317
7/31/97              23890           22727         19836              21041


                          Average Annual Total Return
              07/31/97             1 Year       5 Year       10 Year
              Retail (A)*           4.33%        5.09%        7.09%
              Institutional (B)     8.92%        6.17%        7.72%

              10/14/94, Commencement of operations
                        of Institutional Class

              11/1/93, Commencement of operations
                       of Retail Class

              * Reflects 4.0% Maximum Sales Charge
              Past performance is not predictive of future results.


+The quoted performance of the Pacific Capital U.S. Treasury Securities Fund
 ("Fund") includes the performance of certain common trust fund ("Commingled") accounts advised by Hawaiian Trust Company and managed the same as the Fund in all material respects, for periods dating back to July 31, 1987, and prior to the Fund's commencement of operations on November 1, 1993, for the Retail Class, and on October 14, 1994, for the Institutional Class, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

++The Fund has chosen to change the current benchmark of The Merrill Lynch 10-
 15-Year Government/U.S. Treasury Index to the Merrill Lynch U.S. Treasuries All Maturity Index. The Merrill Lynch U.S. Treasuries All Maturity Index represents the performance of both the short-term and long-term U.S. Treasury bonds. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

 Investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  The recent period was marked by exceptional volatility in the bond market, with short-term price moves that often failed to reflect the market's underlying fundamentals. The Fund began the fiscal year that ended July 31, 1997, with a relatively long duration of 6.35 years, and we extended that duration to 7.42 years in December. We increased duration, which is a measure of the Fund's share price sensitivity to interest rate changes, because we expected a weak economy to produce lower interest rates, boosting bond prices-- especially prices of bonds with longer durations.

  That strategy helped the Fund when rates declined in November, but stronger-than-expected fourth-quarter economic growth caused rates to rise. We reduced the Fund's duration to 6.36 years in March, and reduced it further to 4.36 years in April after the Federal Reserve increased the federal funds rate in late March. Our aim was to reduce the Fund's exposure to the risk of further rate hikes by the Fed.

  At the end of June, we extended the Fund's duration to 5.25 years, about 10% longer than its new benchmark index, the Merrill Lynch U.S. Treasuries All Maturity Index. We believe that this index better represents the Fund's holdings, because, unlike the old benchmark, it does not include callable Treasury securities. These securities are rare and difficult to trade; therefore, it is unlikely we would ever hold them in the Fund's portfolio. What's more, their callable features shortened the index's duration, making it a less-appropriate benchmark for the Fund.

  Looking ahead, we believe that rates will decline further by the end of the year. Long-term rates could fall again in 1998 as the economy slows, allowing the Federal Reserve to reduce the Fed funds rate.

        PACIFIC CAPITAL SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND

       Pacific Capital Short Intermediate U.S. Treasury Securities Fund
                        Growth of a $10,000 Investment
                 Merrill Lynch
                 3-5-Year U.S.                            Institutional
               Treasury Index+        Retail (A)*           (B) No Load
   12/13/93              10000               9775                 10000
    7/31/94               9878               9506                  9724
    7/31/95              10766              10103                 10363
    7/31/96              11266              10497                 10797
    7/31/97              12316              11223                 11573


                          Average Annual Total Return
                                            Since Inception
              07/31/97             1 Year      (12/13/93)
              Retail (A)*           4.47%        3.22%
              Institutional (B)     7.19%        4.10%

              10/14/94, Commencement of operations
                        of the Institutional Class

              * Reflects 2.25% Maximum Sales Charge
              Past performance is not predictive of future results.



+ The performance of the Pacific Capital Short Intermediate U.S. Treasury
  Securities Fund is measured against the Merrill Lynch 3-5-Year U.S. Treasury Index, which is unmanaged and is generally representative of the performance of short-term Treasury bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  The 12-month period through July 31, 1997, was marked by sharp fluctuations in the short-term bond market--fluctuations that did not always reflect current economic fundamentals. The Fund began the fiscal year with a duration of about
2.84 years, roughly 15% shorter than its benchmark index. That relatively short duration was designed to protect shareholders against the risk that the Federal Reserve would increase short-term rates, causing longer duration issues to perform poorly. As it became apparent that the Fed would not increase rates in 1996, we increased the Fund's duration to around 3.62 years, about 6% longer than the index.

  We reduced the Fund's duration from 3.52 years in January to 3.28 years in March, which provided some protection from the impact of the Fed's decision to raise the federal funds rate in late March. After that, we shortened the duration further, to around 2.6 years in April. However, short-term interest rates declined late in the period. We again lengthened the duration to around
3.2 years at the end of June in order to participate in the bond market rally.

  It seems unlikely that the Federal Reserve will reduce short-term rates again in 1997. Moreover, the spread between yields on very short-term securities and two-year Treasury notes is exceptionally narrow. Thus, there is little to be gained by taking on the additional interest rate risk that longer duration securities carry. As a result, we probably will maintain a relatively neutral duration, close to that of our benchmark index.

                 PACIFIC CAPITAL DIVERSIFIED FIXED INCOME FUND

                Pacific Capital Diversified Fixed Income Fund+
                        Growth of a $10,000 Investment

                 Merrill Lynch
                  Corporate &
                   Government                           Institutional
               Master Index++       Retail (A)*           (B) No Load
    7/31/87              10000             9601                 10000
    7/31/88              10712            10199                 10633
    7/31/89              12362            11810                 12359
    7/31/90              13123            12292                 12887
    7/31/91              14468            13471                 14172
    7/31/92              16724            15598                 16443
    7/31/93              18571            17641                 18644
    7/31/94              18576            16976                 17975
    7/31/95              20483            18713                 20017
    7/31/96              21562            19403                 20788
    7/31/97              23890            21189                 22721


                          Average Annual Total Return
              07/31/97             1 Year       5 Year       10 Year
              Retail (A)*           4.79%        5.46%         7.80%
              Institutional (B)     9.30%        6.68%         8.55%

              10/14/94, Commencement of operations of the
                        Retail and Institutional Classes


              * Reflects 4.0% Maximum Sales Charge
              Past performance is not predictive of future results.


+The quoted performance of the Pacific Capital Diversified Fixed Income Fund
 ("Fund") includes the performance of certain common trust fund ("Commingled") accounts advised by Hawaiian Trust Company and managed the same as the Fund in all material respects, for periods dating back to July 31, 1987, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

++The Merrill Lynch Corporate & Government Master Index is unmanaged and is generally representative of the performance of corporate and U.S. Government bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

 Investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  The 12 months through July 31, 1997, were a volatile period for the bond market. Although the yield on 30-year Treasury bonds finished the period about half a percentage point lower, there were wide fluctuations during the period. For example, the yield on 30-year Treasuries declined to as low as 6.36% last fall and then rose to as high as 7.25% in April before falling again to finish the period at 6.37%.

  In that environment, we attempted to add value by taking advantage of opportunities to lengthen or shorten the Fund's average maturity and duration, depending on market conditions. For example, during the first half of the fiscal year, we maintained the Fund's duration at about 20% to 30% longer than the duration of its benchmark, the Merrill Lynch Corporate & Government Master Index. Since longer duration portfolios generally outperform shorter duration portfolios during periods of falling rates, that strategy benefited the Fund.

  We reduced the duration of the Fund during the spring to dampen the effects of wide price swings in the bond market. However, we extended the Fund's duration from about 5 years to 5.5 years in early July. That longer duration reflects the fact that low inflation and moderate economic activity are likely to benefit the bond market going forward. In addition, bond yields are relatively high compared to inflation, and thus longer term issues offer solid value.

  Some 50% of the Fund's assets are invested in the corporate sector, compared to less than 25% for our benchmark index. However, those investments are concentrated in high-quality issues with an average credit rating of AAA. Meanwhile, we are investing new money in U.S. government bonds because most corporate issues do not offer a yield advantage significant enough to compensate for their additional credit risk.

                   PACIFIC CAPITAL TAX-FREE SECURITIES FUND**

                   Pacific Capital Tax-Free Securities Fund+
                        Growth of a $10,000 Investment

               Lehman Brothers
                Municipal Bond                          Institutional
                       Index++      Retail (A)*           (B) No Load
    7/31/87              10000             9598                 10000
    7/31/88              10703            10231                 10688
    7/31/89              12006            11421                 11950
    7/31/90              12838            12009                 12606
    7/31/91              13959            12952                 13622
    7/31/92              15877            14652                 15459
    7/31/93              17281            15935                 16852
    7/31/94              17605            15795                 16737
    7/31/95              18991            16856                 17956
    7/31/96              20244            17790                 18985
    7/31/97              22319            19453                 20804


                          Average Annual Total Return

              07/31/97             1 Year       5 Year        10 Year
              Retail (A)*           4.93%        4.96%         6.88%
              Institutional (B)     9.58%        6.12%         7.60%

              10/14/94, Commencement of operations of the
                        Retail and Institutional Classes


              * Reflects 4.0% Maximum Sales Charge
              Past performance is not predictive of future results.



+The quoted performance of the Pacific Capital Tax-Free Securities Fund
 ("Fund") includes the performance of certain common trust fund ("Commingled") accounts advised by Hawaiian Trust Company and managed the same as the Fund in all material respects, for periods dating back to July 31, 1987, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

++The Lehman Brothers Municipal Bond Index is unmanaged and is generally representative of a broad range of maturities. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of fees for these value-added services.

 Investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  During the past fiscal year, the bond market has seen gains amid much volatility and uncertainty. Although inflation remained benign throughout the period, stronger-than-expected economic growth and tightening labor conditions posed a threat that inflation could be re-ignited. As a result of that, and concerns over gains in stock market prices, the Federal Reserve Board took a pre-emptive strike by raising the Federal Funds rate by a quarter percent in March. Subsequently, speculation that the Federal Reserve Board would take further action has kept the bond markets restrained.

  During the same period, the Municipal market outperformed the Treasury market, boosted by light supply and a resurgence of demand as flat-tax concerns continue to dissipate post presidential elections. As a result, the ratio of Municipal yields relative to Treasury yields dropped and has remained at historical lows. A stronger economy also helped to improve the credit ratings of many Municipal issuers, causing credit spreads to narrow as investors reached for higher yields in lower rated credits.

  Hawaii, plagued by a continuing soft economy, did not participate in this positive credit trend. S&P, citing concerns over increased debt issuance under a slow-growth environment, downgraded the rating of the state's general obligation debt to A+ from AA. Fortunately, the Fund was protected from this downgrade, because we had made a decision to purchase only insured State of Hawaii general obligation bonds while attaching secondary insurance to existing bonds. Insured bonds carry the AAA rating of the Municipal bond insurer, and therefore, the bonds in the Fund were not negatively impacted. Sensitive to the objective of principal preservation, we were equally diligent in selecting only high credit quality national Municipal bonds, for the non-Hawaii portion of the Fund. Key to our strategy is the focus on "specialty state" bonds--bonds from states that show economic stability and strength coupled with high wealth concentration to boost demand. As a result of this emphasis on quality, the Fund has an average portfolio quality rating of AAA, with approximately 80% of the portfolio rated AAA and 17% rated AA.

  For the latest 12-month period, the Fund showed a return of 9.35%/1/ (Returns are for Retail Class without the sales charge). Looking ahead, we will continue to maintain a slightly longer duration than the benchmark in anticipation of further declines in interest rates. As always, we will remain mindful of the principal-preservation nature of the Fund by being vigilant in our selection of high credit quality issues and steering clear of sectors that may pose a risk.
--------
**The Fund's income may be subject to certain state and local taxes and, dependent on your tax status, the federal alternative minimum tax.
/1/ With the maximum sales charge of 4.00%, the Tax-Free Securities Fund had a total return of 4.93% for the period.

          PACIFIC CAPITAL TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

         Pacific Capital Tax-Free Short Intermediate Securities Fund+
                        Growth of a $10,000 Investment

               Lehman Brothers
              5-Year Municipal                          Institutional
                  Bond Index++      Retail (A)*           (B) No Load
    3/31/88              10000             9774                 10000
    7/31/88              10131             9748                  9972
    7/31/89              10945            10195                 10465
    7/31/90              11706            10827                 11135
    7/31/91              12711            11537                 11901
    7/31/92              14307            12458                 12872
    7/31/93              15252            12985                 13461
    7/31/94              15678            13195                 13707
    7/31/95              16844            13668                 14276
    7/31/96              17614            14135                 14800
    7/31/97              18890            14850                 15593


                       Average Annual Total Return

                                                              Since
                                                            Inception
              07/31/97             1 Year       5 Year      (3/31/88)
              Retail (A)*          2.71%        3.10%         4.33%
              Institutional (B)    5.36%        3.91%         4.87%

              10/14/94, Commencement of operations of the
                        Retail and Institutional Classes


              * Reflects 2.25% Maximum Sales Charge
              Past performance is not predictive of future results.


+The quoted performance of the Pacific Capital Tax-Free Short Intermediate
 Securities Fund ("Fund") includes the performance of certain common trust fund ("Commingled") accounts advised by Hawaiian Trust Company and managed the same as the Fund in all material respects for periods dating back to March 31, 1988, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

++The Lehman Brothers 5-Year Municipal Bond Index is an unmanaged index that tracks bonds with a maturity range of four to six years. It is important to note that the Fund may invest only in bonds with a maturity range of five years or less. Neither index reflects the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

 Investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance is not an indication of future results.

  During the past fiscal year, short-term Municipal securities significantly outperformed their taxable counterparts. Municipal securities near the shorter end of the maturity spectrum were even more expensive relative to Treasuries when compared to longer term Municipal bonds. In fact, yields on Municipal bonds maturing in 5 years or less dipped below 70% of the yields on comparable Treasuries.

  The combination of the "richness" of short-term Municipal securities and the volatility caused by concern over Federal Reserve tightening prompted us to be very selective and cautious in extending the portfolio, even though our outlook was for interest rates to decline. We were mindful of the objective of the Fund to provide lower volatility than a long tax-free fund, and therefore, we opted for a strategy that would protect shareholders' value.

  As with the longer tax-free fund, we also have emphasized quality and "specialty state" bonds for this Fund. We believe that the higher quality and greater demand will protect and enhance price values during market downturns. The portfolio has an average rating of AAA, with 87% of the holdings rated AAA and 9% rated AA. While lower quality bonds have outperformed recently, we do not believe that they offer sufficient yield advantage to compensate for their added risk and volatility.

  Looking ahead, we will remain watchful for signs of further Federal Reserve tightening, while looking for opportunities to extend and pick up value. We are committed to maintaining a balance between income generation and principal preservation.

                        REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Pacific Capital Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Pacific Capital Funds (comprising, respectively, the Growth Stock Fund, U.S. Treasury Securities Fund, Short Intermediate U.S. Treasury Securities Fund, Growth and Income Fund, Diversified Fixed Income Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund, and New Asia Growth Fund) as of July 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights presented herein for each of the respective years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Pacific Capital Funds as of July 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights presented herein for each of the respective years or periods in the period ended July 31, 1997, in conformity with generally accepted accounting principles.


                                               /s/ Ernst & Young LLP

Columbus, Ohio
September 12, 1997

PACIFIC CAPITAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JULY 31, 1997

                                                      SHORT INTERMEDIATE
                             GROWTH     U.S. TREASURY   U.S. TREASURY
                             STOCK       SECURITIES       SECURITIES      GROWTH AND
                              FUND          FUND             FUND        INCOME FUND
                          ------------  ------------- ------------------ ------------
        ASSETS:
Investments, at value
 (Cost $125,420,032;
 $22,918,222;
 $26,669,931; and
 $90,175,740,
 respectively)..........  $208,844,861   $24,392,861     $26,968,639     $127,413,189
Interest and dividends
receivable..............       152,073       545,520         383,909          175,774
Receivable for capital
shares issued...........        14,381        13,740          16,616           70,210
Prepaid expenses and
other assets............           --            --               81              291
                          ------------   -----------     -----------     ------------
  Total Assets..........   209,011,315    24,952,121      27,369,245      127,659,464
                          ------------   -----------     -----------     ------------
      LIABILITIES:
Dividends payable.......           --          7,508           8,046              --
Payable to brokers for
investments purchased...       666,002           --              --               --
Accrued expenses and
other payables:
 Investment advisory
 fees...................       137,104        12,374           6,810           83,957
 Administration fees....         5,424           632             660            3,324
 Distribution fees--
 Retail Class...........         1,992           226             127              733
 Fund accounting fees...         1,199            29             460            1,041
 Transfer agent fees....         3,558         2,452           2,124            1,902
 Trustees' fees.........         5,738           748             774            2,315
 Custodian fees.........         1,289           534             856              --
 Legal fees.............         8,864         2,817           3,591            6,273
 Audit fees.............        19,380         2,548           2,775            8,065
 Printing costs.........        10,564         2,765           2,110            4,285
 Other..................           995           300             465              212
                          ------------   -----------     -----------     ------------
  Total Liabilities.....       862,109        32,933          28,798          112,107
                          ------------   -----------     -----------     ------------
      NET ASSETS:
Capital.................   110,174,854    27,582,163      27,193,087       83,775,351
Undistributed
(distributions in excess
of) net investment
income..................       (14,687)      (35,524)             40           44,608
Accumulated
 undistributed net
 realized gains (losses)
 from investment
 transactions...........    14,564,210    (4,102,090)       (151,388)       6,489,949
Unrealized appreciation
from investments........    83,424,829     1,474,639         298,708       37,237,449
                          ------------   -----------     -----------     ------------
  Net Assets............  $208,149,206   $24,919,188     $27,340,447     $127,547,357
                          ============   ===========     ===========     ============
Net Assets
 Retail Class...........  $  9,742,529   $ 1,087,438     $   618,637     $  3,725,915
 Institutional Class....   198,406,677    23,831,750      26,721,810      123,821,442
                          ------------   -----------     -----------     ------------
  Total.................  $208,149,206   $24,919,188     $27,340,447     $127,547,357
                          ============   ===========     ===========     ============
Outstanding units of
beneficial interest
(shares)
 Retail Class...........       559,075       116,045          64,800          215,980
 Institutional Class....    11,375,655     2,541,120       2,793,910        7,171,253
                          ------------   -----------     -----------     ------------
  Total.................    11,934,730     2,657,165       2,858,710        7,387,233
                          ============   ===========     ===========     ============
Net Asset Value
 Retail Class--
 redemption price per
 share..................  $      17.43   $      9.37     $      9.55     $      17.25
                          ============   ===========     ===========     ============
 Retail Class--maximum
 sales charge...........          4.00%         4.00%           2.25%            4.00%
                          ------------   -----------     -----------     ------------
 Retail Class--maximum
  offering price per
  share
  (100%/(100%-maximum
  sales charge) of net
  asset value adjusted
  to nearest cent)......  $      18.16   $      9.76     $      9.77     $      17.97
                          ============   ===========     ===========     ============
Institutional Class--
offering and redemption
price per share.........  $      17.44   $      9.38     $      9.56     $      17.27
                          ============   ===========     ===========     ============


                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JULY 31, 1997

                                                           TAX-FREE
                          DIVERSIFIED     TAX-FREE    SHORT INTERMEDIATE
                          FIXED INCOME   SECURITIES       SECURITIES      NEW ASIA
                              FUND          FUND             FUND        GROWTH FUND
                          ------------  ------------  ------------------ -----------
        ASSETS:
Investments, at value
 (Cost $127,758,477;
 $273,111,775;
 $38,681,464; and
 $19,750,749,
 respectively)..........  $131,523,476  $296,205,350     $39,279,168     $21,426,264
Foreign currency (Cost
 $700,940)..............           --            --              --          689,471
Interest and dividends
 receivable.............     2,302,810     3,421,498         404,664          35,121
Receivable for capital
 shares issued..........        19,834           --              --           10,502
Receivable from brokers
 for investments sold...           --            --              --          290,000
Prepaid expenses and
 other assets...........           --          4,947             --           19,636
                          ------------  ------------     -----------     -----------
  Total Assets..........   133,846,120   299,631,795      39,683,832      22,470,994
                          ------------  ------------     -----------     -----------
      LIABILITIES:
Dividends payable.......        40,594        75,538           7,732             --
Payable to brokers for
 investments purchased..           --            --        1,500,000         586,740
Unrealized losses on
 forward foreign
 currency contracts.....           --            --              --              644
Accrued expenses and
 other payables:
 Investment advisory
  fees..................        66,691       150,656          16,238          16,230
 Administration fees....         3,460         7,839             935             536
 Distribution fees--
  Retail Class..........           225           533             155             712
 Fund accounting fees...         1,400                         1,354             347
 Transfer agent fees....         3,447         3,250           2,536           1,613
 Trustees' fees.........         4,113         8,744           1,140             290
 Custodian fees.........         2,221         5,413           1,448          11,974
 Legal fees.............         9,655        15,578           5,016             --
 Audit fees.............        14,654        30,019           4,300           2,782
 Printing costs.........        13,110        23,995           2,959          14,319
 Other..................           471           934           5,657             208
                          ------------  ------------     -----------     -----------
  Total Liabilities.....       160,041       322,499       1,549,470         636,395
                          ------------  ------------     -----------     -----------
      NET ASSETS:
Capital.................   132,482,157   275,206,266      37,363,214      18,399,844
Undistributed
 (distributions in
 excess of) net
 investment income......           --            --              --          (64,536)
Accumulated
 undistributed net
 realized gains (losses)
 from investment and
 foreign currency
 transactions...........    (2,561,077)    1,009,455         173,444       1,836,687
Unrealized appreciation
 from investments.......     3,764,999    23,093,575         597,704       1,675,515
Unrealized depreciation
 from translation of
 assets
 and liabilities in
 foreign currency.......           --            --              --          (12,911)
                          ------------  ------------     -----------     -----------
  Net Assets............  $133,686,079  $299,309,296     $38,134,362     $21,834,599
                          ============  ============     ===========     ===========
Net Assets
 Retail Class...........  $  1,103,189  $  2,544,893     $   724,724     $ 3,458,603
 Institutional Class....   132,582,890   296,764,403      37,409,638      18,375,996
                          ------------  ------------     -----------     -----------
  Total.................  $133,686,079  $299,309,296     $38,134,362     $21,834,599
                          ============  ============     ===========     ===========
Outstanding units of
 beneficial interest
 (shares)
 Retail Class...........       103,034       234,871          71,289         249,040
 Institutional Class....    12,296,236    27,323,380       3,664,505       1,318,129
                          ------------  ------------     -----------     -----------
  Total.................    12,399,270    27,558,251       3,735,794       1,567,169
                          ============  ============     ===========     ===========
Net Asset Value
 Retail Class--
  redemption price per
  share.................  $      10.71  $      10.84     $     10.17     $     13.89
                          ============  ============     ===========     ===========
 Retail Class--maximum
  sales charge..........          4.00%         4.00%           2.25%           5.25%
                          ------------  ------------     -----------     -----------
 Retail Class--maximum
  offering price per
  share
  (100%/(100%-maximum
  sales charge) of net
  asset value adjusted
  to nearest cent)......  $      11.16  $      11.29     $     10.40     $     14.66
                          ============  ============     ===========     ===========
 Institutional Class--
  offering and
  redemption price per
  share.................  $      10.78  $      10.86     $     10.21     $     13.94
                          ============  ============     ===========     ===========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 1997

                                                      SHORT INTERMEDIATE
                                        U.S. TREASURY   U.S. TREASURY    GROWTH AND
                          GROWTH STOCK   SECURITIES       SECURITIES       INCOME
                              FUND          FUND             FUND           FUND
                          ------------  ------------- ------------------ -----------
INVESTMENT INCOME:
Interest income.........  $    53,417    $1,624,911       $1,443,919     $     3,116
Dividend income.........    2,796,184        15,979           13,758       1,791,271
                          -----------    ----------       ----------     -----------
  Total Income..........    2,849,601     1,640,890        1,457,677       1,794,387
                          -----------    ----------       ----------     -----------
EXPENSES:
     Investment advisory
fees....................    1,499,559       145,470          119,586         768,642
Administration fees.....      375,496        48,551           47,835         192,634
     Distribution fees--
Retail Class............       49,247         7,902            5,592          15,806
Custodian fees..........       10,274           --               --            4,338
Accounting fees.........       58,423         8,369            8,990          31,379
Legal fees..............       34,886         5,787            7,072          18,996
Audit fees..............       21,398         2,555            2,783          10,083
      Trustees' fees and
expenses................       21,030         2,007            2,646           8,622
Transfer agent fees.....       20,668        13,733           13,140          14,874
 Registration and filing
fees....................       11,744           661            2,572           9,216
Printing costs..........       29,881         1,789            3,152          12,956
Other...................        4,702           776              548           1,963
                          -----------    ----------       ----------     -----------
   Total expenses before
           voluntary fee
  reductions............    2,137,308       237,600          213,916       1,089,509
    Expenses voluntarily
  reduced...............     (108,462)      (15,031)         (63,679)        (49,464)
                          -----------    ----------       ----------     -----------
  Net Expenses..........    2,028,846       222,569          150,237       1,040,045
                          -----------    ----------       ----------     -----------
Net Investment Income...      820,755     1,418,321        1,307,440         754,342
                          -----------    ----------       ----------     -----------
REALIZED/UNREALIZED
GAINS (LOSSES) ON
INVESTMENTS:
Net realized gains
 (losses) on investment
 transactions...........   18,904,660      (192,623)         (52,500)      7,101,576
Net change in unrealized
 appreciation
 (depreciation) on
 investments............   54,151,452       873,271          504,853      31,411,841
                          -----------    ----------       ----------     -----------
 Net realized/unrealized
       gains (losses) on
investments.............   73,056,112       680,648          452,353      38,513,417
                          -----------    ----------       ----------     -----------
    Change in net assets
          resulting from
operations..............  $73,876,867    $2,098,969       $1,759,793     $39,267,759
                          ===========    ==========       ==========     ===========


                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 1997

                                                          TAX-FREE
                          DIVERSIFIED    TAX-FREE    SHORT INTERMEDIATE  NEW ASIA
                          FIXED INCOME  SECURITIES       SECURITIES       GROWTH
                              FUND         FUND             FUND           FUND
                          ------------  -----------  ------------------ ----------
INVESTMENT INCOME:
Interest income.........  $ 9,405,764   $16,734,532      $1,804,935     $      --
Dividend income.........      108,622        51,542          16,239        391,949
Foreign tax withholding.          --            --              --         (28,545)
                          -----------   -----------      ----------     ----------
  Total Income..........    9,514,386    16,786,074       1,821,174        363,404
                          -----------   -----------      ----------     ----------
EXPENSES:
     Investment advisory
fees....................      867,869     1,756,304         195,480        149,300
Administration fees.....      289,515       586,170          78,274         33,272
     Distribution fees--
Retail Class............        8,426         9,531           6,001         20,429
Custodian fees..........        7,941        24,869           9,080         57,856
Accounting fees.........       48,581        98,573          17,205         11,733
Legal fees..............       31,260        55,302          10,433          1,825
Audit fees..............       16,480        32,850           4,608          2,783
Organization costs......          --            --              --          12,728
      Trustees' fees and
expenses................       15,638        32,709           4,653            958
Transfer agent fees.....       19,117        25,322          14,326         12,182
 Registration and filing
fees....................       34,949         4,609           5,948          2,829
Printing costs..........       22,301        41,181           6,250         17,611
Other...................        3,926         7,305           1,050            136
                          -----------   -----------      ----------     ----------
  Total expenses before
   voluntary fee
   reductions and
   reimbursements.......    1,366,003     2,674,725         353,308        323,642
  Expenses voluntarily
  reduced...............      (63,704)     (124,192)        (23,635)       (29,803)
                          -----------   -----------      ----------     ----------
  Net Expenses..........    1,302,299     2,550,533         329,673        293,839
                          -----------   -----------      ----------     ----------
Net Investment Income...    8,212,087    14,235,541       1,491,501         69,565
                          -----------   -----------      ----------     ----------
REALIZED/UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS
 AND FOREIGN CURRENCIES:
      Net realized gains
  (losses) on investment
transactions............   (2,549,993)    1,060,114         240,632      1,836,689
      Net realized gains
     (losses) on foreign
currency transactions...          --            --              --        (80,544)
Net change in unrealized
            appreciation
       (depreciation) on
investments.............    7,498,463    11,477,661         306,192      2,113,745
Net change in unrealized
 appreciation
 (depreciation) on
 translation
 of assets and
 liabilities in foreign
 currencies.............          --            --              --         (13,022)
                          -----------   -----------      ----------     ----------
Net realized/unrealized
 gains (losses) on
 investments and
 foreign currencies.....    4,948,470    12,537,775         546,824      3,856,868
                          -----------   -----------      ----------     ----------
    Change in net assets
          resulting from
operations..............  $13,160,557   $26,773,316      $2,038,325     $3,926,433
                          ===========   ===========      ==========     ==========


                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              SHORT INTERMEDIATE
                              GROWTH STOCK FUND        U.S. TREASURY SECURITIES FUND     U.S. TREASURY SECURITIES FUND
                         ----------------------------  -------------------------------   -------------------------------
                         FOR THE YEAR   FOR THE YEAR    FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                             ENDED          ENDED          ENDED            ENDED            ENDED            ENDED
                         JULY 31, 1997  JULY 31, 1996  JULY 31, 1997    JULY 31, 1996    JULY 31, 1997    JULY 31, 1996
                         -------------  -------------  --------------   --------------   --------------   --------------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income.. $    820,755   $  1,444,330    $    1,418,321   $    1,665,167   $    1,307,440   $    1,106,083
 Net realized gains
  (losses) on investment
  transactions..........   18,904,660      2,853,413          (192,623)         610,897          (52,500)         (66,180)
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments...........   54,151,452      9,013,715           873,271         (980,793)         504,853         (370,513)
                         ------------   ------------    --------------   --------------   --------------   --------------
Change in net assets
 resulting from
 operations.............   73,876,867     13,311,458         2,098,969        1,295,271        1,759,793          669,390
                         ------------   ------------    --------------   --------------   --------------   --------------
DISTRIBUTIONS TO RETAIL
 CLASS SHAREHOLDERS:
 From net investment
  income................      (13,022)       (26,967)          (52,996)         (58,924)         (38,945)         (44,406)
 In excess of net
  investment income.....       (3,861)           --             (7,810)          (9,639)             --            (3,140)
 From net realized
  gains.................          (24)       (73,928)              --               --               --               --
 In excess of net
  realized gains........          --        (168,943)              --               --               --            (2,008)
DISTRIBUTIONS TO
 INSTITUTIONAL CLASS
 SHAREHOLDERS:
 From net investment
  income................     (857,427)    (1,401,180)       (1,365,325)      (1,606,243)      (1,268,495)      (1,061,677)
 In excess of net
  investment income.....      (17,466)           --            (32,190)        (262,742)             --           (75,078)
 From net realized
  gains.................         (777)    (2,779,485)              --               --               --               --
 In excess of net
  realized gains........          --      (6,351,795)              --               --               --           (35,758)
                         ------------   ------------    --------------   --------------   --------------   --------------
Change in net assets
 from shareholder
 distributions..........     (892,577)   (10,802,298)       (1,458,321)      (1,937,548)      (1,307,440)      (1,222,067)
                         ------------   ------------    --------------   --------------   --------------   --------------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................   39,726,376    133,828,085         1,643,143        1,647,781       12,120,256       18,121,546
 Dividends reinvested...       92,112      6,438,745         1,415,273        1,902,174           92,421          158,516
 Cost of shares
  redeemed..............  (82,478,968)  (105,692,774)       (3,007,324)     (30,979,541)     (10,025,991)      (9,729,562)
                         ------------   ------------    --------------   --------------   --------------   --------------
Change in net assets
 from share
 transactions...........  (42,660,480)    34,574,056            51,092      (27,429,586)       2,186,686        8,550,500
                         ------------   ------------    --------------   --------------   --------------   --------------
Change in net assets....   30,323,810     37,083,216           691,740      (28,071,863)       2,639,039        7,997,823
NET ASSETS:
 Beginning of period....  177,825,396    140,742,180        24,227,448       52,299,311       24,701,408       16,703,585
                         ------------   ------------    --------------   --------------   --------------   --------------
 End of period.......... $208,149,206   $177,825,396       $24,919,188      $24,227,448      $27,340,447      $24,701,408
                         ============   ============    ==============   ==============   ==============   ==============
SHARE TRANSACTIONS:
 Issued.................    2,786,983     11,098,985           178,092          173,866        1,287,668        1,882,513
 Reinvested.............        6,775        541,450           153,769          200,813            9,773           16,520
 Redeemed...............   (5,810,150)    (8,707,702)         (325,626)      (3,272,020)      (1,060,313)      (1,016,011)
                         ------------   ------------    --------------   --------------   --------------   --------------
Change in shares........   (3,016,392)     2,932,733             6,235       (2,897,341)         237,128          883,022
                         ============   ============    ==============   ==============   ==============   ==============

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                           GROWTH AND INCOME FUND     DIVERSIFIED FIXED INCOME FUND      TAX-FREE SECURITIES FUND
                         ---------------------------- -------------------------------   ----------------------------
                         FOR THE YEAR   FOR THE YEAR   FOR THE YEAR     FOR THE YEAR    FOR THE YEAR   FOR THE YEAR
                             ENDED          ENDED         ENDED            ENDED            ENDED          ENDED
                         JULY 31, 1997  JULY 31, 1996 JULY 31, 1997    JULY 31, 1996    JULY 31, 1997  JULY 31, 1996
                         -------------  ------------- --------------   --------------   -------------  -------------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income.. $    754,342    $   897,198  $    8,212,087   $    7,564,301   $ 14,235,541   $ 14,113,815
 Net realized gains
  (losses) on investment
  transactions..........    7,101,576      4,517,339      (2,549,993)       1,793,439      1,060,114      2,578,744
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments...........   31,411,841      1,140,677       7,498,463       (6,350,290)    11,477,661       (505,505)
                         ------------    -----------  --------------   --------------   ------------   ------------
Change in net assets
 resulting from
 operations.............   39,267,759      6,555,214      13,160,557        3,007,450     26,773,316     16,187,054
                         ------------    -----------  --------------   --------------   ------------   ------------
DISTRIBUTIONS TO RETAIL
 CLASS SHAREHOLDERS:
 From net investment
  income................       (9,645)        (6,661)        (61,085)         (29,853)       (58,439)       (36,401)
 In excess of net
  investment income.....       (2,559)          (198)            --            (1,073)           --          (3,016)
 From net realized
  gains.................      (74,382)       (10,087)            --               --          (3,793)        (5,488)
 In excess of net
  realized gains........          --             --          (10,239)          (5,216)           --          (2,095)
DISTRIBUTIONS TO
 INSTITUTIONAL CLASS
 SHAREHOLDERS:
 From net investment
  income................     (719,837)      (890,537)     (8,151,002)      (7,534,448)   (14,177,102)   (14,077,414)
 In excess of net
  investment income.....          --         (26,449)            --          (270,854)           --      (1,166,451)
 From net realized
  gains.................   (3,890,622)    (1,430,857)            --               --      (1,632,634)    (2,573,256)
 In excess of net
  realized gains........          --             --       (1,342,055)      (1,188,466)           --        (982,014)
                         ------------    -----------  --------------   --------------   ------------   ------------
Change in net assets
 from shareholder
 distributions..........   (4,697,045)    (2,364,789)     (9,564,381)      (9,029,910)   (15,871,968)   (18,846,135)
                         ------------    -----------  --------------   --------------   ------------   ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................   45,972,983     51,831,280      45,518,283      199,818,303     33,235,182     29,212,660
 Dividends reinvested...    2,407,024      1,252,724         669,521          891,166      1,633,767      3,570,050
 Cost of shares
  redeemed..............  (30,990,437)   (23,786,655)    (78,932,125)     (86,706,905)   (35,963,665)   (22,829,691)
                         ------------    -----------  --------------   --------------   ------------   ------------
Change in net assets
 from
 share transactions.....   17,389,570     29,297,349     (32,744,321)     114,002,564     (1,094,716)     9,953,019
                         ------------    -----------  --------------   --------------   ------------   ------------
Change in net assets....   51,960,284     33,487,774     (29,148,145)     107,980,104      9,806,632      7,293,938
NET ASSETS:
 Beginning of period....   75,587,073     42,099,299     162,834,224       54,854,120    289,502,664    282,208,726
                         ------------    -----------  --------------   --------------   ------------   ------------
 End of period.......... $127,547,357    $75,587,073    $133,686,079     $162,834,224   $299,309,296   $289,502,664
                         ============    ===========  ==============   ==============   ============   ============
SHARE TRANSACTIONS:
 Issued.................    3,234,048      4,307,112       4,316,676       18,193,814      3,152,571      2,767,223
 Reinvested.............      178,441        105,986          62,706           80,018        153,874        333,366
 Redeemed...............   (2,162,896)    (1,958,541)     (7,448,705)      (7,867,181)    (3,412,859)    (2,160,738)
                         ------------    -----------  --------------   --------------   ------------   ------------
Change in shares........    1,249,593      2,454,557      (3,069,323)      10,406,651       (106,414)       939,851
                         ============    ===========  ==============   ==============   ============   ============

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                          TAX-FREE SHORT INTERMEDIATE
                                SECURITIES FUND          NEW ASIA GROWTH FUND
                          --------------------------- ---------------------------
                          FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR
                              ENDED         ENDED         ENDED         ENDED
                          JULY 31, 1997 JULY 31, 1996 JULY 31, 1997 JULY 31, 1996
                          ------------- ------------- ------------- -------------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income
  (loss)................   $ 1,491,501   $ 1,577,123   $    69,565   $    (4,037)
 Net realized gains
  (losses) on investment
  transactions..........       240,632       247,802     1,836,689       187,718
 Net realized gains
  (losses) on foreign
  currency transactions.           --            --        (80,544)      (55,916)
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments...........       306,192      (381,865)    2,113,745      (603,577)
 Net change in
  unrealized
  appreciation
  (depreciation) on
  translation
  of assets and
  liabilities in foreign
  currencies............           --            --        (13,022)        3,412
                           -----------   -----------   -----------   -----------
Change in net assets
resulting from
operations..............     2,038,325     1,443,060     3,926,433      (472,400)
                           -----------   -----------   -----------   -----------
DISTRIBUTIONS TO RETAIL
CLASS SHAREHOLDERS:
 From net investment
  income................       (28,544)      (12,490)         (770)          --
 In excess of net
  investment income.....           --         (1,065)         (714)       (1,121)
 From net realized
  gains.................          (986)          --        (24,563)      (15,201)
DISTRIBUTIONS TO
INSTITUTIONAL CLASS
SHAREHOLDERS:
 From net investment
  income................    (1,462,957)   (1,564,633)      (15,241)          --
 In excess of net
  investment income.....           --       (133,354)          --         (7,846)
 From net realized
  gains.................       (49,244)          --       (130,393)      (63,590)
                           -----------   -----------   -----------   -----------
Change in net assets
from shareholder
distributions...........    (1,541,731)   (1,711,542)     (171,681)      (87,758)
                           -----------   -----------   -----------   -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................     6,196,477     7,865,169    11,076,770    10,749,362
 Dividends reinvested...        67,282         9,183       103,064        59,730
 Cost of shares
  redeemed..............    (8,549,132)   (7,982,805)   (3,558,390)   (2,981,295)
                           -----------   -----------   -----------   -----------
Change in net assets
from share transactions.    (2,285,373)     (108,453)    7,621,444     7,827,797
                           -----------   -----------   -----------   -----------
Change in net assets....    (1,788,779)     (376,935)   11,376,196     7,267,639
NET ASSETS:
 Beginning of period....    39,923,141    40,300,076    10,458,403     3,190,764
                           -----------   -----------   -----------   -----------
 End of period..........   $38,134,362   $39,923,141   $21,834,599   $10,458,403
                           ===========   ===========   ===========   ===========
SHARE TRANSACTIONS:
 Issued.................       613,972       773,603       902,626       910,887
 Reinvested.............         6,643           907         8,369         5,614
 Redeemed...............      (845,154)     (788,553)     (283,285)     (261,382)
                           -----------   -----------   -----------   -----------
Change in shares........      (224,539)      (14,043)      627,710       655,119
                           ===========   ===========   ===========   ===========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
GROWTH STOCK FUND

                            SCHEDULE OF INVESTMENTS
                                 JULY 31, 1997

   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 COMMON STOCKS (98.2%):
 Aerospace/Defense (1.0%):
     35,925 General Motors Corp., Class H........................   $  2,171,217
                                                                    ------------
 Banks (2.4%):
     39,000 BankAmerica Corp.....................................      2,944,500
     17,850 Chase Manhattan Corp.................................      2,027,091
                                                                    ------------
                                                                       4,971,591
                                                                    ------------
 Beverages (6.5%):
     68,575 Anheuser Busch Co., Inc..............................      2,944,439
     85,925 Coca-Cola Co.........................................      5,950,306
    120,850 PepsiCo, Inc.........................................      4,630,066
                                                                    ------------
                                                                      13,524,811
                                                                    ------------
 Chemicals (2.0%):
     48,075 Avery Dennison Corp..................................      2,121,310
     58,250 Sigma-Aldrich........................................      2,016,906
                                                                    ------------
                                                                       4,138,216
                                                                    ------------
 Computers & Peripherals (7.4%):
     70,500 Cisco Systems (b)....................................      5,609,155
     95,500 Compaq Computer Corp. (b)............................      5,455,438
     27,050 Hewlett Packard Co...................................      1,895,191
     52,200 Sun Microsystems, Inc. (b)...........................      2,384,888
                                                                    ------------
                                                                      15,344,672
                                                                    ------------
 Electrical Equipment (7.1%):
     45,525 C-Cube Microsystems Inc. (b).........................      1,098,291
    144,800 General Electric Co..................................     10,163,149
     44,500 SCI Systems, Inc. (b)................................      3,534,969
                                                                    ------------
                                                                      14,796,409
                                                                    ------------
 Electronic & Electrical (1.5%):
     52,875 Emerson Electric Co..................................      3,119,625
                                                                    ------------
 Entertainment (1.4%):
     35,400 Walt Disney Co.......................................      2,860,763
                                                                    ------------
 Financial Services (2.6%):
     57,025 Paine Webber Group, Inc..............................      2,281,000
     21,350 Student Loan Marketing Assoc.........................      3,201,166
                                                                    ------------
                                                                       5,482,166
                                                                    ------------
 Food Distributors (1.6%):
     89,000 Sysco Corp...........................................      3,320,813
                                                                    ------------

   SHARES
     OR
  PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                          VALUE
 ----------- ----------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Food Processing & Packaging (7.3%):
      65,450 ConAgra, Inc. ......................................   $  4,601,953
      46,325 Pioneer Hi-Bred International, Inc..................      3,428,050
     117,900 Sara Lee Corp.......................................      5,165,493
      25,000 Wm. Wrigley Jr. Co..................................      1,923,438
                                                                    ------------
                                                                      15,118,934
                                                                    ------------
 Funeral Services (1.8%):
     109,950 Service Corp. International.........................      3,738,300
                                                                    ------------
 Health Care (3.2%):
      85,075 Columbia HCA Healthcare.............................      2,743,668
      46,200 Health Management Assoc. (b)........................      1,475,513
      28,450 Oxford Health Plans Inc. (b)........................      2,391,578
                                                                    ------------
                                                                       6,610,759
                                                                    ------------
 Insurance (2.9%):
      55,875 American International Group, Inc...................      5,950,688
                                                                    ------------
 Manufacturing (2.0%):
      39,100 Illinois Tool Works, Inc............................      2,028,313
      21,700 Minnesota Mining &
              Manufacturing Co...................................      2,056,075
                                                                    ------------
                                                                       4,084,388
                                                                    ------------
 Medical Supplies (1.3%):
      30,000 Medtronic, Inc......................................      2,617,500
                                                                    ------------
 Metal & Mineral Production (0.6%):
      52,775 Barrick Gold Corp...................................      1,203,930
                                                                    ------------
 Oil & Gas Exploration, Production, &
  Services (1.8%):
      49,000 Mobil Corp..........................................      3,748,500
                                                                    ------------
 Oilfield Equipment & Services (0.7%):
      17,800 Schlumberger Ltd....................................      1,359,475
                                                                    ------------
 Paint, Varnishes, Enamels (1.4%):
      93,650 Sherwin Williams Co.................................      3,002,653
                                                                    ------------
 Pharmaceuticals (12.9%):
      64,950 Abbott Laboratories.................................      4,250,166
      44,550 American Home Products Corp.........................      3,672,591
      40,000 Eli Lilly & Co......................................      4,519,999
      89,000 Johnson & Johnson, Inc..............................      5,545,812
      58,150 Merck & Co. Inc.....................................      6,043,965

                                   Continued

PACIFIC CAPITAL FUNDS
GROWTH STOCK FUND

                      SCHEDULE OF INVESTMENTS, CONTINUED
                                 JULY 31, 1997

   SHARES
     OR
  PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                          VALUE
 ----------- ----------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Pharmaceuticals, continued
      52,300 Pfizer, Inc.........................................   $  3,118,388
                                                                    ------------
                                                                      27,150,921
                                                                    ------------
 Retail (4.2%):
      71,950 Dollar General Corp.................................      3,165,800
      37,975 Kohl's Corp. (b)....................................      2,392,425
      85,400 Wal-Mart Stores, Inc................................      3,207,838
                                                                    ------------
                                                                       8,766,063
                                                                    ------------
 Retail--Grocery Stores (1.5%):
      85,300 Albertsons, Inc.....................................      3,161,431
                                                                    ------------
 Semiconductors (2.0%):
      46,300 Intel Corp..........................................      4,250,919
                                                                    ------------
 Services (Commercial/Consumer) (1.1%):
     123,500 Sothebys Holdings, Inc., Class A....................      2,223,000
                                                                    ------------
 Soaps & Cleaning Agents (2.1%):
      28,075 Procter & Gamble Co.................................      4,270,909
                                                                    ------------
 Software & Computer Services (7.7%):
      26,675 BMC Software Inc. (b)...............................      1,607,169
      41,000 Computer Associates International, Inc..............      2,790,563
      55,725 Microsoft Corp. (b).................................      7,885,087
      72,475 Oracle Systems Corp. (b)............................      3,945,357
                                                                    ------------
                                                                      16,228,176
                                                                    ------------

   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED
 Steel (0.5%):
     15,875 Nucor Corp..........................................   $    985,242
                                                                   ------------
 Technology--Services (Data Processing) (1.2%):
     52,550 Automatic Data Processing, Inc......................      2,601,225
                                                                   ------------
 Telecommunications (0.8%):
     51,150 Alltel Corp.........................................      1,681,556
                                                                   ------------
 Tobacco & Tobacco Products (2.0%):
     93,975 Philip Morris Cos., Inc.............................      4,240,622
                                                                   ------------
 Transportation--Air (1.2%):
     87,575 Southwest Airlines Co...............................      2,556,095
                                                                   ------------
 Utilities--Telecommunications (4.5%):
     55,825 Century Telephone Enterprises, Inc..................      2,051,569
     42,825 GTE Corp............................................      1,991,363
     32,050 Northern Telecom Ltd................................      3,351,227
     32,100 SBC Communications..................................      1,899,919
                                                                   ------------
                                                                      9,294,078
                                                                   ------------
  Total Common Stocks                                               204,575,647
                                                                   ------------
 INVESTMENT COMPANY (2.1%):
  4,269,214 The One Group Prime Money Market Fund, (Fiduciary
             Shares)............................................      4,269,214
                                                                   ------------
  Total Investment Company                                            4,269,214
                                                                   ------------
  Total (Cost--$125,420,032) (a)                                   $208,844,861
                                                                   ============

--------
Percentages indicated are based on net assets of $208,149,206.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $4,655. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.. $84,748,254
   Unrealized depreciation..  (1,328,080)
                             -----------
   Net unrealized
   appreciation............. $83,420,174
                             ===========

(b) Non income producing securities.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
U.S. TREASURY SECURITIES FUND

                            SCHEDULE OF INVESTMENTS
                                 JULY 31, 1997

   SHARES
     OR
 PRINCIPAL                          SECURITY                           MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- -------------------------------------------------------  -----------
 U.S. TREASURY NOTES (53.5%):
  2,350,000 5.50%, 9/30/97.........................................  $ 2,350,234
  1,900,000 7.13%, 9/30/99.........................................    1,953,390
  2,000,000 7.13%, 2/29/00.........................................    2,063,440
  4,000,000 7.75%, 2/15/01.........................................    4,246,119
    980,000 8.00%, 5/15/01.........................................    1,051,217
  1,000,000 7.50%, 2/15/05.........................................    1,089,220
    550,000 6.50%, 5/15/05.........................................      566,154
                                                                     -----------
  Total U.S. Treasury Notes                                           13,319,774
                                                                     -----------

   SHARES
     OR
 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 U.S. TREASURY BONDS (43.1%):
  2,150,000 7.63%, 2/15/07.......................................   $ 2,281,688
  7,700,000 7.25%, 5/15/16.......................................     8,470,924
                                                                    -----------
  Total U.S. Treasury Bonds                                          10,752,612
                                                                    -----------
 INVESTMENT COMPANY (1.3%):
    320,475 The One Group US Treasury Securities Money Market
             Fund
             (Fiduciary Shares)..................................       320,475
                                                                    -----------
  Total Investment Company                                              320,475
                                                                    -----------
  Total (Cost--$22,918,222) (a)                                     $24,392,861
                                                                    ===========

--------
Percentages indicated are based on net assets of $24,919,188.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $55,550. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation... $1,474,639
   Unrealized depreciation...    (55,550)
                              ----------
   Net unrealized
   appreciation.............. $1,419,089
                              ==========

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND

                            SCHEDULE OF INVESTMENTS
                                 JULY 31, 1997

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 U.S. TREASURY NOTES (97.6%):
 2,000,000 5.50%, 9/30/97.........................................   $ 2,000,200
 2,000,000 6.00%, 12/31/97........................................     2,004,640
 1,100,000 7.25%, 2/15/98.........................................     1,109,625
   250,000 5.13%, 12/31/98........................................       248,288
   200,000 6.75%, 6/30/99.........................................       203,780
 1,000,000 7.88%, 11/15/99........................................     1,045,040
 5,000,000 6.25%, 5/31/00.........................................     5,060,100
 2,000,000 6.13%, 7/31/00.........................................     2,017,660
 3,000,000 6.50%, 5/31/01.........................................     3,065,760
 4,000,000 6.25%, 2/15/03.........................................     4,063,280
 5,700,000 6.50%, 5/15/05.........................................     5,867,409
                                                                     -----------
  Total U.S. Treasury Notes                                           26,685,782
                                                                     -----------

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 INVESTMENT COMPANY (1.0%):
  282,857  The One Group US Treasury Securities Money Market Fund
            (Fiduciary Shares)...................................   $   282,857
                                                                    -----------
  Total Investment Company                                              282,857
                                                                    -----------
  Total (Cost--$26,669,931) (a)                                     $26,968,639
                                                                    ===========

--------
Percentages indicated are based on net assets of $27,340,447.

(a)Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

  Unrealized appreciation........ $299,125
  Unrealized depreciation........     (417)
                                  --------
  Net unrealized appreciation.... $298,708
                                  ========


                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
GROWTH AND INCOME FUND

                            SCHEDULE OF INVESTMENTS
                                 JULY 31, 1997

   SHARES
     OR
  PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                          VALUE
 ----------- ----------------------------------------------------   ------------
 COMMON STOCKS (97.0%):
 Aerospace/Defense (1.1%):
      23,000 Boeing Co...........................................   $  1,352,688
                                                                    ------------
 Automotive (0.9%):
      28,800 Ford Motor Co.......................................      1,177,200
                                                                    ------------
 Automotive Parts (1.3%):
      35,825 Lear Corp. (b)......................................      1,715,122
                                                                    ------------
 Banks (4.6%):
      44,550 BankAmerica Corp....................................      3,363,525
      29,675 BankBoston..........................................      2,520,520
                                                                    ------------
                                                                       5,884,045
                                                                    ------------
 Beverages (1.9%):
      63,000 PepsiCo, Inc........................................      2,413,688
                                                                    ------------
 Chemicals (2.3%):
      18,700 E.I. Du Pont De Nemours Co..........................      1,251,731
      50,225 Sigma-Aldrich.......................................      1,739,041
                                                                    ------------
                                                                       2,990,772
                                                                    ------------
 Computers & Peripherals (8.4%):
      34,025 Cisco Systems (b)...................................      2,707,114
      86,875 Compaq Computer Corp. (b)...........................      4,962,734
      63,425 Sun Microsystems, Inc. (b)..........................      2,897,730
                                                                    ------------
                                                                      10,567,578
                                                                    ------------
 Containers--Metal, Glass, Paper, Plastic (0.9%):
      26,325 Bemis, Inc..........................................      1,209,305
                                                                    ------------
 Electrical Equipment (5.4%):
      65,600 General Electric Co.................................      4,604,300
      29,450 SCI Systems, Inc. (b)...............................      2,339,434
                                                                    ------------
                                                                       6,943,734
                                                                    ------------
 Electronic & Electrical (1.0%):
      20,875 Emerson Electric Co. ...............................      1,231,625
                                                                    ------------
 Financial Services (6.6%):
      50,425 Paine Webber Group, Inc.............................      2,017,000
      21,000 Student Loan Marketing Assoc........................      3,148,688
      46,462 Washington Mutual...................................      3,211,685
                                                                    ------------
                                                                       8,377,373
                                                                    ------------
 Food Processing & Packaging (2.2%):
      21,375 ConAgra, Inc. ......................................      1,502,930

   SHARES
     OR
  PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                          VALUE
 ----------- ----------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Food Processing & Packaging, continued:
      44,325 Hormel Foods Corp...................................   $  1,252,181
                                                                    ------------
                                                                       2,755,111
                                                                    ------------
 Footwear (0.9%):
      18,800 Nike, Inc...........................................      1,171,475
                                                                    ------------
 Funeral Services (1.2%):
      43,475 Service Corp. International.........................      1,478,150
                                                                    ------------
 Heavy Machinery--Industrial, Farm,
  Construction (1.3%):
      24,150 Ingersoll-Rand Co. .................................      1,643,709
                                                                    ------------
 Household Products (1.0%):
      29,775 Newell Co...........................................      1,248,689
                                                                    ------------
 Insurance (5.2%):
      21,112 American International Group, Inc...................      2,248,481
      30,225 Travelers Property Casualty.........................      1,299,675
      43,350 Travelers, Inc......................................      3,118,491
                                                                    ------------
                                                                       6,666,647
                                                                    ------------
 Leisure--Recreation, Gaming (1.3%):
      40,600 Carnival Corp. Cruise Lines.........................      1,710,275
                                                                    ------------
 Medical Supplies (1.0%):
      14,675 Medtronic, Inc. ....................................      1,280,394
                                                                    ------------
 Metal & Mineral Production (0.5%):
      27,950 Barrick Gold Corp...................................        637,609
                                                                    ------------
 Oil & Gas Exploration, Production, &
  Services (5.8%):
      18,250 Amoco Corp. ........................................      1,715,500
      41,150 Exxon Corp..........................................      2,643,887
      23,950 Mobil Corp. ........................................      1,832,175
      47,950 Union Pacific Resources.............................      1,183,766
                                                                    ------------
                                                                       7,375,328
                                                                    ------------
 Oilfield Equipment & Services (2.3%):
      26,350 Schlumberger Ltd....................................      2,012,481
      11,475 Transocean Offshore Inc.............................        937,364
                                                                    ------------
                                                                       2,949,845
                                                                    ------------
 Paint, Varnishes, Enamels (0.9%):
      37,550 Sherwin Williams Co.................................      1,203,947
                                                                    ------------


                                   Continued

PACIFIC CAPITAL FUNDS
GROWTH AND INCOME FUND

                      SCHEDULE OF INVESTMENTS, CONTINUED
                                 JULY 31, 1997

   SHARES
     OR
  PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                          VALUE
 ----------- ----------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Pharmaceuticals (8.6%):
      25,200 American Home Products Corp.........................   $  2,077,425
      37,450 Johnson & Johnson, Inc..............................      2,333,603
      35,650 Merck & Co. Inc.....................................      3,705,373
      20,750 Pfizer, Inc.........................................      1,237,219
      40,100 Pharmacia & Upjohn..................................      1,513,775
                                                                    ------------
                                                                      10,867,395
                                                                    ------------
 Publishing (1.4%):
      26,225 McGraw Hill, Inc....................................      1,778,383
                                                                    ------------
 Restaurants (1.7%):
      90,625 Wendy's International...............................      2,214,648
                                                                    ------------
 Retail (4.4%):
      41,737 Dollar General Corp.................................      1,836,428
      53,750 Wal-Mart Stores, Inc................................      2,018,984
      31,000 Walgreen Co.........................................      1,751,500
                                                                    ------------
                                                                       5,606,912
                                                                    ------------
 Semiconductors (1.1%):
      15,950 Intel Corp..........................................      1,464,409
                                                                    ------------
 Software & Computer Services (7.4%):
      33,975 Computer Associates
              International, Inc.................................      2,312,423
      24,325 Microsoft Corp. (b).................................      3,441,988
      68,425 Oracle Systems Corp. (b)............................      3,724,886
                                                                    ------------
                                                                       9,479,297
                                                                    ------------

   SHARES
     OR
  PRINCIPAL                        SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ----------- ---------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Steel (0.7%):
      14,375 Nucor Corp.........................................   $    892,148
                                                                   ------------
 Tobacco & Tobacco Products (3.9%):
     109,775 Philip Morris Cos., Inc............................      4,953,597
                                                                   ------------
 Toys & Bicycles--Manufacturing (1.5%):
      55,425 Mattel, Inc........................................      1,926,019
                                                                   ------------
 Transportation (1.1%):
      51,650 Comair Holdings, Inc...............................      1,391,322
                                                                   ------------
 Utilities--Electric (2.5%):
      50,000 Illinova Corp......................................      1,178,125
      93,775 Southern Co........................................      2,057,189
                                                                   ------------
                                                                      3,235,314
                                                                   ------------
 Utilities--Telecommunications (4.7%):
      31,225 Century Telephone
              Enterprises, Inc..................................      1,147,519
      49,350 GTE Corp...........................................      2,294,775
      42,050 SBC Communications.................................      2,488,834
                                                                   ------------
                                                                      5,931,128
                                                                   ------------
  Total Common Stocks                                               123,724,881
                                                                   ------------
 INVESTMENT COMPANY (2.9%):
   3,688,308 The One Group Prime Money Market Fund, (Fiduciary
              Shares)...........................................      3,688,308
                                                                   ------------
  Total Investment Company                                            3,688,308
                                                                   ------------
  Total (Cost--$90,175,740) (a)                                    $127,413,189
                                                                   ============

--------
Percentages indicated are based on net assets of $127,547,357.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $52,014. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

  Unrealized appreciation.....  $37,764,210
  Unrealized depreciation.....     (578,775)
                                -----------
  Net unrealized appreciation.  $37,185,435
                                ===========

(b)Non income producing securities.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
DIVERSIFIED FIXED INCOME FUND

                            SCHEDULE OF INVESTMENTS
                                 JULY 31, 1997

   SHARES
     OR
 PRINCIPAL          SECURITY              MARKET
   AMOUNT          DESCRIPTION            VALUE
 ---------- ------------------------   ------------
 CORPORATE BONDS (43.5%):
 Automotive (0.8%):
  1,000,000 Ford Motor Co., 7.25%,
             10/1/08................   $  1,050,000
                                       ------------
 Banking (4.4%):
    700,000 Interamerica Development
             Bank, 8.50%, 3/15/11...        831,250
  4,900,000 Suntrust Bank, 6.90%,         5,004,125
             7/01/07................   ------------
                                          5,835,375
                                       ------------
 Banking--Foreign (11.6%):
  5,000,000 Abbey National PLC,
             6.69%, 10/17/05........      5,037,500
  3,425,000 Bayerische Landesbk--NY,
             6.38%, 8/31/00.........      3,459,250
  5,000,000 Dresdner Bank--NY,
             6.63%, 9/15/05.........      5,031,250
  2,000,000 Swiss Bank Corp.--NY,
             6.75%, 7/15/05.........      2,030,000
                                       ------------
                                         15,558,000
                                       ------------
 Electric Utility (2.3%):
  1,500,000 Duke Power Co., 8.00%,
             11/1/99................      1,558,125
  1,500,000 National Rural Utility,
             6.45%, 4/1/01..........      1,513,125
                                       ------------
                                          3,071,250
                                       ------------
 Financial Services (14.0%):
  5,000,000 General Electric Capital
             Corp., 7.88%, 12/1/06..      5,512,499
  5,000,000 JPM Capital Corp.,
             7.54%, 1/15/27,
             Callable 1/15/07
             @ 104..................      5,056,250
  2,000,000 Merrill Lynch & Co.
             Inc., 7.00%, 1/15/07...      2,065,000
  3,000,000 Merrill Lynch & Co.
             Inc., 7.00%, 4/27/08...      3,093,750
  3,000,000 Salomon Inc., 6.70%,          3,030,000
             7/5/00.................   ------------
                                         18,757,499
                                       ------------
 Health Care (3.6%):
  4,300,000 Johnson & Johnson,
             8.72%, 11/1/24.........      4,821,375
                                       ------------
 Insurance (0.8%):
  1,000,000 St. Paul Cos., Inc.,
             7.29%, 8/28/07.........      1,042,500
                                       ------------

   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 CORPORATE BONDS, CONTINUED:
 Oil & Gas--Exploration & Production Services (1.1%):
  1,050,000 Amoco Canada Petroleum Co., 7.95%, 10/1/22...........   $  1,130,063
    350,000 Societe Nationale Elf Aquitaine, 8.00%, 10/15/01.....        373,625
                                                                    ------------
                                                                       1,503,688
                                                                    ------------
 Retail (1.2%):
  1,400,000 Wal-Mart Stores, Inc., 8.00%, 9/15/06................      1,554,000
                                                                    ------------
 Telecommunications (3.7%):
  4,750,000 Bellsouth Telecommunications, Inc., 7.00%, 2/1/05....      4,940,000
                                                                    ------------
  Total Corporate Bonds                                               58,133,687
                                                                    ------------
 U.S. GOVERNMENT AGENCIES (14.0%):
 Federal Home Loan Bank (4.8%):
  2,500,000 6.30%, 4/29/99.......................................      2,513,575
  3,000,000 6.50%, 6/18/99.......................................      3,000,630
    935,000 6.70%, 7/22/02.......................................        938,478
                                                                    ------------
                                                                       6,452,683
                                                                    ------------
 Federal National Mortgage Association (9.2%):
  2,500,000 5.49%, 8/12/97.......................................      2,495,505
  1,300,000 6.38%, 8/14/01.......................................      1,319,045
  7,000,000 7.69%, 9/13/06.......................................      7,378,490
  1,000,000 6.76%, 7/16/07.......................................      1,017,320
                                                                    ------------
                                                                      12,210,360
                                                                    ------------
  Total U.S. Government Agencies                                      18,663,043
                                                                    ------------
 U.S. TREASURY NOTES (28.0%):
  3,250,000 5.63%, 8/31/97.......................................      3,250,363
  1,000,000 5.50%, 9/30/97.......................................      1,000,100
  8,000,000 6.75%, 4/30/00.......................................      8,191,520
  5,000,000 6.63%, 7/31/01.......................................      5,134,550
  3,500,000 6.25%, 2/15/03.......................................      3,555,370
  8,200,000 7.25%, 8/15/04.......................................      8,795,730
  7,300,000 6.50%, 5/15/05.......................................      7,514,401
                                                                    ------------
  Total U.S. Treasury Notes                                           37,442,034
                                                                    ------------
 U.S. TREASURY BONDS (10.9%):
 10,000,000 7.25%, 5/15/16.......................................     11,001,200
  3,650,000 6.25%, 8/15/23.......................................      3,599,083
                                                                    ------------
  Total U.S. Treasury Bonds                                           14,600,283
                                                                    ------------

                                   Continued

PACIFIC CAPITAL FUNDS
DIVERSIFIED FIXED INCOME FUND

                      SCHEDULE OF INVESTMENTS, CONTINUED
                                 JULY 31, 1997

  SHARES
    OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 PRIVATE PLACEMENT (0.8%):
 1,000,000 MIC Financing Trust I, 8.38%,
            2/1/27...............................................   $  1,058,750
                                                                    ------------
  Total Private Placement                                              1,058,750
                                                                    ------------

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                        DESCRIPTION                           VALUE
 --------- -----------------------------------------------------   ------------
 INVESTMENT COMPANY (1.2%):
 1,625,679 The One Group Prime Money Market Fund (Fiduciary
            Shares).............................................   $  1,625,679
                                                                   ------------
  Total Investment Company                                            1,625,679
                                                                   ------------
  Total (Cost--$127,758,477) (a)                                   $131,523,476
                                                                   ============

--------
Percentages indicated are based on net assets of $133,686,079.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $39,129. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.....  $3,890,609
   Unrealized depreciation.....    (164,739)
                                 ----------
   Net unrealized appreciation.  $3,725,870
                                 ==========

PLC--Public Limited Company

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                            SCHEDULE OF INVESTMENTS
                                 JULY 31, 1997

   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 ALTERNATIVE MINIMUM TAX PAPER (17.8%):
 Hawaii (17.8%):
  2,320,000 Hawaii Airports System Revenue, 7.50%, 7/1/20, Second
             Series, FGIC, AMT...................................   $  2,557,800
    320,000 Hawaii Airports System Revenue, 7.50%, 7/1/09, Second
             Series, FGIC, AMT...................................        353,600
    740,000 Hawaii Airports System Revenue, 7.00%, 7/1/10, FGIC,
             AMT.................................................        822,325
    510,000 Hawaii Airports System Revenue, 7.38%, 7/1/11, AMBAC,
             AMT.................................................        561,000
 10,585,000 Hawaii Airports System Revenue, 6.90%, 7/1/12, Second
             Series, MBIA, AMT...................................     12,569,687
  1,890,000 Hawaii Airports System Revenue, 7.00%, 7/1/18, Second
             Series, MBIA, AMT...................................      2,081,363
    640,000 Hawaii Airports System Revenue, 7.30%, 7/1/20, AMBAC,
             AMT.................................................        702,400
  1,500,000 Hawaii Airports System Revenue, 6.75%, 7/1/21, Second
             Series, MBIA........................................      1,629,375
  3,205,000 Hawaii Department of Budget & Finance, Special
             Purpose Mortgage Revenue, Citizens Utilities Co.
             Project, 6.60%, 7/1/22, AMT.........................      3,417,331
  7,000,000 Hawaii Department of Budget & Finance, Special
             Purpose Mortgage Revenue, Hawaii Electric Co.,
             6.60%, 1/1/25, Series A, MBIA, AMT..................      7,726,250
  1,475,000 Hawaii Department of Budget & Finance, Special
             Purpose Mortgage Revenue, Hawaiian Electric Co. &
             Subsidiaries, 6.55%, 12/1/22, MBIA, AMT.............      1,589,313
  3,000,000 Hawaii Department of Budget & Finance, Special
             Purpose Revenue, Hawaii Electric Co., 6.20%, 5/1/26,
             Series A, MBIA, AMT.................................      3,198,750
  1,825,000 Hawaii Harbor Capital Improvement Revenue, 6.10%,
             7/1/07, FGIC, AMT...................................      2,000,656

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                        DESCRIPTION                           VALUE
 --------- -----------------------------------------------------   ------------
 ALTERNATIVE MINIMUM TAX PAPER, CONTINUED:
 Hawaii, continued:
 1,605,000 Hawaii Harbor Capital Improvement Revenue, 7.25%,
            7/1/10, MBIA, AMT...................................   $  1,759,481
 2,245,000 Hawaii Harbor Capital Improvement Revenue, 7.00%,
            7/1/17, MBIA, AMT...................................      2,438,631
 1,350,000 Hawaii Harbor Capital Improvement Revenue, 6.50%,
            7/1/19, FGIC, AMT...................................      1,458,000
 3,205,000 Hawaii Harbor Capital Improvement Revenue, 6.38%,
            7/1/24, FGIC, AMT...................................      3,449,381
 3,205,000 Hawaii Housing Finance & Development Corp., Single
            Family Mortgage Revenue, 6.00%, 7/1/26, Series A,
            AMT.................................................      3,281,119
 1,445,000 Honolulu City & County, 7.25%, 2/1/08, Series B,
            Callable 2/1/00
            @ 102 and 2/1/02 @ 100, FGIC,
            AMT.................................................      1,564,213
                                                                   ------------
                                                                     53,160,675
                                                                   ------------
  Total Alternative Minimum Tax Paper                                53,160,675
                                                                   ------------
 MUNICIPAL BONDS (79.5%):
 Arizona (0.9%):
 1,000,000 Arizona Unified School District, Maricopa County, GO,
            5.40%, 7/1/12.......................................      1,033,750
 1,650,000 Phoenix Arizona Civic Improvement Corp., 5.25%,
            7/1/16, Callable 7/1/07 @ 100, MBIA.................      1,654,125
                                                                   ------------
                                                                      2,687,875
                                                                   ------------
 California (7.5%):
 1,500,000 Metropolitan Water District, 5.00%, 7/1/15, MBIA.....      1,494,375
 3,000,000 Metropolitan Water District, Southern California,
            5.75%, 7/1/21, MBIA.................................      3,120,000
 2,565,000 Northern California Transmission, Oregon Transmission
            Project, 7.00%, 5/1/13, Series A, MBIA..............      3,145,331

                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                       SCHEDULE OF INVESTMENTS, CONTINUED
                                 JULY 31, 1997

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                        DESCRIPTION                           VALUE
 --------- -----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 California, continued:
 5,450,000 San Diego Public Facilities, 5.38%, 5/15/17, Callable
            5/15/07 @ 101 and 5/15/09 @ 100.....................   $  5,531,750
 1,745,000 San Francisco California C&C Airport Community,
            International Airport Revenues, 5.63%, 5/1/21,
            Callable 5/1/06 @ 101 and 5/1/07 @ 100, FGIC........      1,790,806
 1,735,000 San Francisco, Bay Area Rapid Transit, District Sales
            Tax Revenue, 5.50%, 7/1/15, FGIC....................      1,780,544
 5,000,000 State Department Water, 6.00%, 12/1/20, Series P,
            Callable 6/1/06 @ 101 and 6/1/07 @ 100..............      5,356,250
                                                                   ------------
                                                                     22,219,056
                                                                   ------------
 Colorado (0.3%):
 1,000,000 Adams & Arapaho County, 5.35%, 12/1/15, FGIC.........      1,028,750
                                                                   ------------
 Connecticut (0.4%):
 1,000,000 Connecticut State, Special Tax Obligation Revenue,
            6.25%, 10/1/14, FGIC................................      1,086,250
                                                                   ------------
 Florida (5.3%):
 2,000,000 Dade County, Water & Sewer, 5.50%, 10/1/15, FGIC.....      2,032,500
 2,000,000 Florida State, Bond Finance Department, General
            Services Environmental Revenue, 5.75%, 7/1/13,
            AMBAC...............................................      2,115,000
 3,500,000 Florida State, Turnpike Authority Revenue, Department
            of Transportation, 5.50%, 7/1/17, FGIC..............      3,600,624
 2,000,000 Florida State, Turnpike Revenue, Department of
            Transportation, 5.50%, 7/1/21, Series A, FGIC.......      2,050,000
 2,875,000 Orange County, Public Tax Service, 6.00%, 10/1/24,
            FGIC................................................      3,083,438

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                        DESCRIPTION                           VALUE
 --------- -----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 Florida, continued:
 2,565,000 Orlando, Utilities Community Water & Electric Revenue
            Refunding, 6.75%, 10/1/17, Series D.................   $  3,126,094
                                                                   ------------
                                                                     16,007,656
                                                                   ------------
 Georgia (2.9%):
 1,285,000 Georgia State, Municipal Electric Authority Revenue,
            6.13%, 1/1/14, Series B, FGIC.......................      1,373,344
 1,605,000 Metropolitan Atlanta, Rapid Transportation Authority,
            Sales Tax Revenue, 6.25%, 7/1/11, Series P, AMBAC...      1,827,694
 4,690,000 Municipal Electric Authority, Special Obligation
            Third Crossover, 6.60%, 1/1/18, MBIA................      5,557,650
                                                                   ------------
                                                                      8,758,688
                                                                   ------------
 Hawaii (37.7%):
 2,000,000 Hawaii County, 5.50%, 5/1/08,
            Series A, FGIC......................................      2,145,000
 1,375,000 Hawaii County, GO, 4.50%, 2/1/04, Series A, FGIC.....      1,383,594
 1,305,000 Hawaii County, GO, 7.30%, 6/1/10, Series A, Pre-
            refunded 6/1/00
            @ 101, FGIC, (b)....................................      1,432,238
 2,095,000 Hawaii County, GO, 5.10%, 2/1/13, Series A, FGIC.....      2,115,950
   415,000 Hawaii County, GO, 5.60%, 5/1/13, Series A, FGIC.....        443,013
 2,320,000 Hawaii County, GO, 5.20%, 2/1/15.....................      2,343,200
 1,810,000 Hawaii County, GO, 5.00%, 2/1/10, Series A, FGIC.....      1,828,100
 1,455,000 Hawaii Department Budget & Finance, Queens Health
            System, 5.88%, 7/1/11...............................      1,540,481
 1,745,000 Hawaii Department Budget & Finance, Queens Health
            System, 6.05%, 7/01/16..............................      1,858,425
 2,535,000 Hawaii Department Budget & Finance, Special Purpose
            Mortgage Revenue, Hawaii Electric Co., 6.88%,
            4/1/12, MBIA........................................      2,596,727

                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                       SCHEDULE OF INVESTMENTS, CONTINUED
                                 JULY 31, 1997

  SHARES
    OR
 PRINCIPAL                         SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 Hawaii, continued:
 2,820,000 Hawaii Department Budget & Finance, Special Purpose
            Mortgage Revenue, Hawaii Electric Light Co. Project,
            7.20%, 12/1/14, MBIA..................................   $  3,084,375
 1,285,000 Hawaii Department Budget & Finance, Special Purpose
            Mortgage Revenue, Kaiser Permanente, 6.25%, 3/1/21,
            Series A..............................................      1,355,675
   965,000 Hawaii Department Budget & Finance, Special Purpose
            Mortgage Revenue, Maui Electric Co. Project, 6.88%,
            4/1/12, MBIA..........................................        988,498
 1,170,000 Hawaii Department Budget & Finance, Special Purpose
            Mortgage, Kapiolani Health Care System, 6.30%, 7/1/08,
            Callable 7/1/03 @ 102, MBIA...........................      1,285,538
 2,535,000 Hawaii Department Budget & Finance, Special Purpose
            Mortgage, Kapiolani Health Care System, 6.40%, 7/1/13,
            Callable 7/1/03 @ 102, MBIA...........................      2,782,163
   965,000 Hawaii Department Transportation, Special Facility
            Revenue, 5.75%, 3/1/13................................        996,363
   965,000 Hawaii Harbor Capital Improvement Revenue, 6.20%,
            7/1/08, MBIA..........................................      1,045,819
 4,525,000 Hawaii Housing Finance & Development Corp., 5.85%,
            7/1/17................................................      4,649,437
 1,925,000 Hawaii Housing Finance & Development Corp., Federal
            National Mortgage Assoc., 5.70%,7/1/13................      1,989,969
 4,185,000 Hawaii Housing Finance & Development Corp., Federal
            National Mortgage Assoc., 7.00%, 7/1/31...............      4,441,330
 1,580,000 Hawaii Housing Finance & Development Corp., Single
            Family Mortgage Purchase Revenue, 6.90%, 7/1/16,
            Series B..............................................      1,676,775

  SHARES
    OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 Hawaii, continued:
 2,340,000 Hawaii Housing Finance & Development Corp., University
            of Hawaii Housing, 5.70%, 10/1/25, AMBAC.............   $  2,439,450
 2,000,000 Hawaii State, 6.00%, 10/1/12, Series BZ, FGIC.........      2,237,500
 2,000,000 Hawaii State, 6.50%, 12/1/13, Series CM, FGIC.........      2,350,000
 3,000,000 Hawaii State, 5.50%, 3/1/16, Series CN, FGIC..........      3,082,500
 5,000,000 Hawaii, GO, 6.05%, 1/1/08, FGIC.......................      5,531,249
   640,000 Hawaii, GO, 5.50%, 6/1/08, FGIC.......................        671,200
 1,345,000 Hawaii, GO, 6.38%, 2/1/09,
            Series BT, Pre-refunded 2/1/01
            @ 101, (b)...........................................      1,455,963
   640,000 Hawaii, GO, 5.50%, 6/1/09, FGIC.......................        668,000
 1,035,000 Hawaii, GO, 5.00%, 7/1/09, FGIC.......................      1,049,231
 4,490,000 Hawaii, GO, 6.13%, 2/1/10,
            Series BT, Pre-refunded 2/1/01
            @ 101, (b)...........................................      4,821,137
   640,000 Hawaii, GO, 5.50%, 6/1/10, Series CE, FGIC............        664,800
 4,000,000 Hawaii, GO, 5.25%, 9/1/10, Series CK, FGIC............      4,099,999
 3,145,000 Hawaii, GO, 5.25%, 6/1/13, FGIC.......................      3,200,038
 1,000,000 Hawaii, GO, 5.25%, 3/1/16, Series CL, FGIC............      1,010,000
 1,480,000 Honolulu City & County, 7.15%, 6/1/10, Series C,
            Prefunded 6/1/00 @ 101, (b)..........................      1,618,750
 2,565,000 Honolulu City & County, 7.35%, 7/1/06, Series A, FGIC.      3,090,825
 3,000,000 Honolulu City & County, 6.00%, 1/1/11, Series A, FGIC.      3,344,999
 3,000,000 Honolulu City & County, 5.75%, 4/1/11, Series A, FGIC.      3,243,750
 1,605,000 Honolulu City & County, 5.75%, 4/1/12, FGIC...........      1,759,481
 2,890,000 Honolulu City & County, 5.75%, 4/1/13, Series A, FGIC.      3,128,425
 2,000,000 Honolulu City & County, 5.63%, 9/1/13, Series A,
            Callable 9/1/06 @ 102 and 9/1/08 @ 100,..............      2,100,000

                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                       SCHEDULE OF INVESTMENTS, CONTINUED
                                 JULY 31, 1997

  SHARES
    OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 Hawaii, continued:
 1,280,000 Honolulu City & County Refunding & Improvement, 5.50%,
            10/1/11, Series B, FGIC..............................   $  1,360,000
   640,000 Honolulu City & County Refunding & Improvement, 5.25%,
            10/1/12, Series B, FGIC..............................        664,800
 1,055,000 Honolulu City & County Water, 6.00%, 12/1/10, FGIC....      1,180,281
 1,595,000 Honolulu City & County Water, 6.00%, 12/1/11, FGIC....      1,786,400
   640,000 Honolulu City & County Water, 6.00%, 12/1/14, FGIC....        715,200
 1,380,000 Honolulu City & County, GO, 5.00%, 11/1/12, Series A,
            MBIA.................................................      1,386,900
   695,000 Kauai County, 5.55%, 8/1/04...........................        743,650
   740,000 Kauai County, 5.65%, 8/1/05...........................        800,125
   780,000 Kauai County, 5.75%, 8/1/06...........................        852,150
   925,000 Kauai County, 5.90%, 8/1/09, Series C, AMBAC..........      1,023,281
 1,005,000 Maui County, 5.10%, 9/1/11, Series A, Callable 9/1/07
            @ 101................................................      1,020,075
   645,000 Maui County Refunding, 5.25%, 9/1/06..................        674,025
   890,000 Maui County Refunding, 5.13%, 12/15/10................        904,463
   355,000 Maui County Water, 6.10%, 12/1/02, Series A, Pre-
            refunded 12/1/01
            @ 101, FGIC, (b).....................................        386,506
   375,000 Maui County Water, 6.20%, 12/1/03, Series A, FGIC.....        409,688
   400,000 Maui County Water, 6.30%, 12/1/04, Series A, Pre-
            refunded 12/1/01
            @ 101, FGIC, (b).....................................        438,500
   425,000 Maui County Water, 6.40%, 12/1/05, Series A, Pre-
            refunded 12/1/01
            @ 101, FGIC, (b).....................................        468,031
   390,000 Maui County Water, 6.50%, 12/1/06, Series A, Pre-
            refunded 12/1/01
            @ 101, FGIC, (b).....................................        430,950
   380,000 Maui County Water, 6.60%, 12/1/07, Series A, Pre-
            refunded 12/1/01
            @ 101, FGIC, (b).....................................        421,325

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                        DESCRIPTION                           VALUE
 --------- -----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 Hawaii, continued:
   520,000 Maui County Water, 6.65%, 12/1/08, Series A, Pre-
            refunded 12/1/01
            @ 101, FGIC, (b)....................................   $    577,200
   455,000 Maui County Water, 6.65%, 12/1/09, Series A, Pre-
            refunded 12/1/01
            @ 101, FGIC, (b)....................................        505,050
   595,000 Maui County Water, 6.70%, 12/1/10, Series A, Pre-
            refunded 12/1/01
            @ 101, FGIC, (b)....................................        661,938
   535,000 Maui County Water, 6.70%, 12/1/11, Series A, Pre-
            refunded 12/1/01
            @ 101, FGIC, (b)....................................        595,188
 1,020,000 Maui County, GO, 5.90%, 6/1/14.......................      1,085,025
                                                                   ------------
                                                                    112,640,718
                                                                   ------------
 Kansas (1.7%):
 2,565,000 Burlington Pollution Control Refunding, Kansas Gas &
            Electric Co. Project, 7.00%, 6/1/31.................      2,843,944
 2,000,000 Kansas City, Utilities System, Revenue Refunding &
            Improvement, 6.38%, 9/1/23..........................      2,200,000
                                                                   ------------
                                                                      5,043,944
                                                                   ------------
 Maine (0.7%):
 1,925,000 Maine State Turnpike Authority, Turnpike Revenue,
            6.00%, 7/1/14.......................................      2,069,375
                                                                   ------------
 Massachusetts (1.6%):
 3,790,000 Commonwealth of Massachusetts, 5.50%, 7/1/15, Series
            B...................................................      3,889,488
 1,000,000 Massachusetts State Water Pollution Abatement Trust,
            5.70%, 2/1/13.......................................      1,047,500
                                                                   ------------
                                                                      4,936,988
                                                                   ------------
 Michigan (2.4%):
 4,000,000 Michigan Environmental Protection Program, GO, 5.40%,
            11/1/19.............................................      4,074,999
 1,545,000 Michigan Strategic Obligations Revenue, 6.95%,
            5/1/11..............................................      1,875,244
 1,250,000 Saline Area Schools, GO, 5.50%, 5/1/15, FGIC.........      1,289,063
                                                                   ------------
                                                                      7,239,306
                                                                   ------------

                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                       SCHEDULE OF INVESTMENTS, CONTINUED
                                 JULY 31, 1997

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                        DESCRIPTION                           VALUE
 --------- -----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 Minnesota (0.8%):
 2,000,000 North St. Paul, Maplewood, Independent School
            District, No. 622, 6.88%, 2/1/15, Series A,
            Prefunded 2/1/05 @ 100..............................   $  2,327,500
                                                                   ------------
 New Jersey (1.3%):
 2,000,000 New Jersey Wastewater Treatment Trust, 6.38%, 4/1/14,
            Series B............................................      2,212,500
 1,500,000 South Brunswick Township Board of Education, 6.40%,
            8/1/14, FGIC........................................      1,700,625
                                                                   ------------
                                                                      3,913,125
                                                                   ------------
 New Mexico (2.0%):
 2,000,000 Rio Rancho Water & Waste Water Systems Revenue,
            5.90%, 5/15/15, Series A, FSA.......................      2,095,000
 2,085,000 Santa Fe Revenue, 6.25%, 6/1/15, Prefunded 6/1/04 @
            100.................................................      2,316,956
 1,625,000 Sante Fe, New Mexico, Gross Receipts Tax Revenue,
            5.63%, 6/1/16.......................................      1,677,813
                                                                   ------------
                                                                      6,089,769
                                                                   ------------
 New York (0.7%):
 2,000,000 Triborough Bridge & Tunnel Authority, New York
            Revenues, General Purpose, 5.30%, 1/1/17............      2,012,500
                                                                   ------------
 North Carolina (1.2%):
 3,085,000 Easton Municipal Power Agency, 6.50%, 1/1/18, (b)....      3,644,156
                                                                   ------------
 Ohio (1.5%):
 2,320,000 Cleveland Package Facilities Revenue, 5.50%, 9/15/16.      2,372,200
 1,120,000 Cleveland Waterworks Revenue, 6.25%, 1/1/16, MBIA....      1,191,400
 1,000,000 Ohio Water Development Authority, Pollution Control,
            5.50%, 12/1/15, MBIA................................      1,026,250
                                                                   ------------
                                                                      4,589,850
                                                                   ------------

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                        DESCRIPTION                           VALUE
 --------- -----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 Oregon (0.6l%):
 1,605,000 Umatilla County, School District Number 016R,
            Pendleton, 6.00%, 7/1/14, AMBAC.....................   $  1,727,381
                                                                   ------------
 Pennsylvania (1.1%):
 3,150,000 Southeastern Pennsylvania Transportation Authority,
            6.00%, 3/1/15, Series A, Callable 3/1/05 @ 101,
            FGIC................................................      3,350,813
                                                                   ------------
 South Carolina (0.8%):
 1,960,000 Piedmont Municipal Power Agency, South Carolina
            Electric Refunding, 6.50%, 1/1/14, Series A, FGIC...      2,288,300
                                                                   ------------
 Tennessee (2.6%):
 1,000,000 Johnson City, School Sales Tax, 6.70%, 5/1/21........      1,161,250
 6,300,000 Shelby County Refunding, 5.63%, 4/1/15, Series A.....      6,544,125
                                                                   ------------
                                                                      7,705,375
                                                                   ------------
 Texas (1.7%):
 1,520,000 Harris County, Certificates of Obligation, 6.00%,
            10/1/15.............................................      1,634,000
 2,000,000 Texas State Refunding, Public Finance Authority,
            5.95%, 10/1/15, Series A............................      2,115,000
 1,280,000 Texas State, Public Financial Authority, 6.00%,
            10/1/12,
            Series A............................................      1,366,400
                                                                   ------------
                                                                      5,115,400
                                                                   ------------
 Virginia (3.8%):
 3,500,000 Commonwealth of Virginia Public School Authority,
            Special Obligation, Chesapeake School, 5.63%,
            6/1/15..............................................      3,644,375
 2,995,000 Fairfax County Public Improvement, 5.50%, 6/1/14,
            Series A............................................      3,096,081
 2,750,000 Norfolk Water Revenue, 5.75%, 11/1/13, MBIA..........      2,894,375


                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                       SCHEDULE OF INVESTMENTS, CONTINUED
                                 JULY 31, 1997

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                        DESCRIPTION                           VALUE
 --------- -----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 Virginia, continued:
 1,750,000 Richmond Refunding, 5.20%, 1/15/14...................   $  1,776,250
                                                                   ------------
                                                                     11,411,081
                                                                   ------------
  Total Municipal Bonds                                             237,893,856
                                                                   ------------
 MUNICIPAL VARIABLE RATE DEMAND OBLIGATIONS (1.6%):
 Indiana (0.6%):
 1,700,000 Purdue University, 3.50%*, 7/1/11, Series E..........      1,700,000
                                                                   ------------
 New York (0.9%):
 1,000,000 New York City Municipal Water Fin. Auth., Water &
            Sewer Sys Revenues, 3.60%*, 6/15/25.................      1,000,000

  SHARES
    OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 MUNICIPAL VARIABLE RATE DEMAND OBLIGATIONS, CONTINUED:
 New York, continued:
 1,800,000 New York, New York, 3.60%*, 10/1/23...................   $  1,800,000
                                                                    ------------
                                                                       2,800,000
                                                                    ------------
 Washington (0.1%):
   400,000 Washington State Health Care, 3.70%*, 1/1/18..........        400,000
                                                                    ------------
  Total Municipal Variable Rate Demand Obligations                     4,900,000
                                                                    ------------
 INVESTMENT COMPANY (0.1%):
   250,819 Nuveen Tax Free Money Market Fund.....................        250,819
                                                                    ------------
  Total Investment Company                                               250,819
                                                                    ------------
  Total (Cost--$273,111,775) (a)                                    $296,205,350
                                                                    ============

--------
Percentages indicated are based on net assets of $299,309,296.

* Variable rate security. Rate presented represents rate in effect at July 31, 1997. Maturity reflects final maturity date.

(a)Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.. $23,106,595
   Unrealized depreciation..     (13,020)
                             -----------
   Net unrealized
   appreciation............. $23,093,575
                             ===========

(b) Collateralized by various U.S. Government Securities.

AMBAC--AMBAC Indemnity Corporation
AMT--Alternative Minimum Tax Paper
FGIC--Insured by Financial Guaranty Insurance Corporation
FSA--Insured by Financial Security Assurance
GO--General Obligation
MBIA--Insured by Municipal Bond Insurance Association

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

                            SCHEDULE OF INVESTMENTS
                                 JULY 31, 1997

   SHARES
     OR
 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 ALTERNATIVE MINIMUM TAX PAPER (15.8%):
 Hawaii (10.3%):
  2,000,000 Hawaii State Airports System, Revenue, 5.45%, 7/1/00,
             Second Series, MBIA.................................   $ 2,074,999
  1,270,000 Hawaii State Airports Systems Revenue, 5.60%, 7/1/01.     1,335,088
    500,000 Hawaii State Housing Fin & Dev Single Family, 4.55%,
             7/1/02, Series A, AMT...............................       500,625
                                                                    -----------
                                                                      3,910,712
                                                                    -----------
 Illinois (1.3%):
    500,000 Chicago Illinois O'Hare International Airport, 4.90%,
             1/1/01..............................................       508,750
                                                                    -----------
 Texas (4.2%):
    550,000 Brazos, Higher Education Authority, 5.60%, 6/1/99,
             Series A-2..........................................       563,063
  1,000,000 El Paso Texas Apartment Revenue, 5.00%, 8/15/01......     1,025,000
                                                                    -----------
                                                                      1,588,063
                                                                    -----------
  Total Alternative Minimum Tax Paper                                 6,007,525
                                                                    -----------
 MUNICIPAL BONDS (82.5%):
 Alaska (2.7%):
  1,000,000 Alaska State Housing Finance Corp., 4.60%, 6/1/00....     1,013,750
                                                                    -----------
 Arizona (3.6%):
    750,000 Arizona State Transportation Board, 5.50%, 7/1/00....       780,938
    600,000 Salt River Project, Arizona Agricultural, 4.45%,
             1/1/00,
             Series B............................................       606,000
                                                                    -----------
                                                                      1,386,938
                                                                    -----------
 Hawaii (45.4%):
  2,500,000 Hawaii State Airport System Revenue, 5.55%, 7/1/00,
             MBIA................................................     2,612,499
    120,000 Hawaii State Community Development Authority,
             District #1, Special Tax Assessment, 4.45%, 7/1/98..       120,641

   SHARES
     OR
 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Hawaii, continued:
    165,000 Hawaii State Community Development Authority,
             District #2, Special Tax Assessment, 4.45%, 7/1/98..   $   165,881
  1,000,000 Hawaii State Housing Fin & Dev Single Family, 4.80%,
             7/1/07, Series B....................................     1,002,500
  3,000,000 Hawaii State, GO, 5.50%, 1/1/00......................     3,101,249
  2,500,000 Hawaii State, GO, 4.60%, 2/1/00, Series Cd...........     2,534,374
  1,500,000 Hawaii State, GO, 5.00%, 9/1/00, Series Ck...........     1,541,250
  1,200,000 Hawaii State, GO, 4.50%, 3/1/01, Series Cl...........     1,215,000
    850,000 Honolulu, City & County, 4.70%, 9/1/01, Series A.....       868,063
    800,000 Honolulu, City & County, 5.25%, 9/1/02, Series A,
             FGIC................................................       837,000
    700,000 Honolulu, City & County GO, 5.10%, 1/1/00, Series A,
             FGIC................................................       716,625
    750,000 Honolulu, City & County GO, 5.10%, 6/1/00, Series B..       771,563
    375,000 Honolulu, City & County Improvement District, 5.85%,
             10/15/97............................................       376,328
    370,000 Honolulu, City & County Improvement District, 6.05%,
             10/15/98............................................       378,788
    370,000 Honolulu, City & County Improvement District, 6.20%,
             10/15/99............................................       383,875
    620,000 Maui County, GO, 5.35%, 6/1/00.......................       641,700
                                                                    -----------
                                                                     17,267,336
                                                                    -----------
 Illinois (4.0%):
  1,500,000 Metropolitan Pier & Exposition, 4.60%, 12/15/00......     1,522,500
                                                                    -----------
 Maryland (2.7%):
  1,000,000 Maryland State and Local Facilities, GO, 5.00%,
             3/1/03..............................................     1,040,000
                                                                    -----------


                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

                       SCHEDULE OF INVESTMENTS, CONTINUED
                                 JULY 31, 1997

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Massachusetts (3.4%):
 1,265,000 Massachusetts State Construction, 5.13%, 11/1/00,
            Series D.............................................   $ 1,302,950
                                                                    -----------
 Michigan (2.7%):
 1,000,000 Ypsilanti Michigan School District Ref., GO, 4.60%,
            5/1/01, FGIC.........................................     1,013,750
                                                                    -----------
 Minnesota (5.9%):
 1,500,000 Minnesota State Revenue, 5.00%, 6/30/01, Series A.....     1,546,875
   700,000 Minnesota State, GO, 5.00%, 8/1/00....................       721,000
                                                                    -----------
                                                                      2,267,875
                                                                    -----------
 Missouri (2.8%):
 1,000,000 Kansas City Water Revenue, 5.50%, 12/1/02.............     1,063,750
                                                                    -----------
 Rhode Island (3.3%):
 1,250,000 Rhode Island Housing & Mortgage Financial Corporation,
            5.00%, 7/1/00........................................     1,275,000
                                                                    -----------
 Texas (1.3%):
   500,000 Tarrant County Texas Health Facilities Development,
            4.75%, 9/1/00, AMBAC.................................       508,750
                                                                    -----------

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Virginia (2.0%):
   750,000 Virginia State Public School Authority, 4.50%, 1/1/01.   $   758,438
                                                                    -----------
 Wisconsin (2.7%):
 1,000,000 Milwaukee, GO, 5.00%, 2/1/01..........................     1,032,500
                                                                    -----------
  Total Municipal Bonds                                              31,453,537
                                                                    -----------
 MUNICIPAL VARIABLE RATE DEMAND
  OBLIGATIONS (3.9%):
 Washington (3.9%):
 1,500,000 Washington State Health Care Facility Hutchinson,
            3.70%*, 1/1/18.......................................     1,500,000
                                                                    -----------
  Total Municipal Variable Rate
   Demand Obligations                                                 1,500,000
                                                                    -----------
 INVESTMENT COMPANY (0.8%):
   318,106 Nuveen Tax Free Money
            Market Fund..........................................       318,106
                                                                    -----------
  Total Investment Company                                              318,106
                                                                    -----------
  Total (Cost--$38,681,464) (a)                                     $39,279,168
                                                                    ===========

--------
Percentages indicated are based on net assets of $38,134,362.

* Variable rate security. Rate presented represents rate in effect at July 31, 1997. Maturity reflects final maturity date.

(a) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.....  $597,704
   Unrealized depreciation.....         0
                                 --------
   Net unrealized appreciation.  $597,704
                                 ========

AMBAC--AMBAC Indemnity Corporation
AMT--Alternative Minimum Tax Paper
FGIC--Insured by Financial Guaranty Insurance Corporation
GO--General Obligation
MBIA--Insured by Municipal Bond Insurance Association

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
NEW ASIA GROWTH FUND

                            SCHEDULE OF INVESTMENTS
                                 JULY 31, 1997

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (81.6%):
 Hong Kong (42.3%):
 Chemicals (0.2%):
   200,000 Ngai Hing Hong Co. Ltd.................................   $    53,729
                                                                     -----------
 Construction (5.7%):
    70,000 Cheung Kong Infrastructure.............................       242,298
   170,600 New World Infrastructure Ltd. (b)......................       542,039
 1,500,000 Wai Kee Holdings Ltd...................................       450,434
                                                                     -----------
                                                                       1,234,771
                                                                     -----------
 Containers & Packaging (1.4%):
   136,000 Cosco Pacific Limited..................................       304,758
                                                                     -----------
 Diversified--Conglomerates, Holding Companies (10.1%):
    62,000 Citic Pacific Limited..................................       393,179
    78,000 Hutchison Whampoa Ltd..................................       760,604
   111,000 Swire Pacific Ltd., Class A............................     1,053,724
                                                                     -----------
                                                                       2,207,507
                                                                     -----------
 Electrical & Electronic (1.0%):
   590,000 Elec & Eltek International Holdings Ltd. ..............       213,367
                                                                     -----------
 Financial Services (1.6%):
    53,200 Dah Sing Financial Group...............................       339,434
                                                                     -----------
 Forest Products (0.5%):
   514,000 Ta Fu International Ltd................................       100,908
                                                                     -----------
 Real Estate (14.0%):
    37,000 Cheung Kong Holdings Ltd...............................       410,977
   438,000 China Resources Beijing Land...........................       347,909
   186,000 China Resources Enterprise Ltd. .......................       929,696
   794,000 Fairyoung Holdings Ltd. (b)............................       328,161
   289,000 Lai Sun Development Co. Ltd............................       324,739
    60,000 New World Development Co. Ltd..........................       432,029
   120,000 Wheelock & Co. Ltd.....................................       289,828
                                                                     -----------
                                                                       3,063,339
                                                                     -----------
 Telecommunications (2.2%):
   161,500 Asia Satellite Telecom Holdings, Ltd. .................       484,967
                                                                     -----------
 Textile/Apparel (0.6%):
   865,000 Chaifa Holdings Ltd....................................       139,651
                                                                     -----------
 Transportation--Air (0.7%):
   246,000 China Southern Airlines Co.............................       151,714
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Hong Kong, continued:
 Utilities--Electric (4.3%):
   42,000  China Light & Power Co. Ltd............................   $   240,851
  480,000  Guangdong Electric Power...............................       359,572
   85,500  Hong Kong Electric Holdings Ltd........................       348,956
                                                                     -----------
                                                                         949,379
                                                                     -----------
                                                                       9,243,524
                                                                     -----------
 India (2.8%):
 Engineering (2.8%):
   35,000  Larsen & Toubro--GDR...................................       612,500
                                                                     -----------
 Indonesia (6.5%):
 Automotive (1.3%):
   73,000  PT Astra International.................................       279,159
                                                                     -----------
 Chemicals (0.2%):
   36,000  PT Lautan Luas (b).....................................        49,904
                                                                     -----------
 Fisheries (2.0%):
  263,000  PT Daya Guna Samudera..................................       434,980
                                                                     -----------
 Food Products (0.7%):
  165,100  PT Fiskar Agung Perkasa................................       156,261
                                                                     -----------
 Hotels & Lodging (1.5%):
  490,000  PT Sona Topas Tourism..................................       318,547
                                                                     -----------
 Utilities--Telecommunications (0.8%):
  120,000  PT Telekomunikasi......................................       183,556
                                                                     -----------
                                                                       1,422,407
                                                                     -----------
 Korea (4.7%):
 Machinery & Equipment (1.7%):
   42,000  Daewoo Heavy Industries................................       364,314
                                                                     -----------
 Steel (1.3%):
    3,360  Pohang Iron & Steel Co.................................       287,959
                                                                     -----------
 Utilities--Electric (1.7%):
   12,500  Korea Electric Power Corp..............................       365,169
                                                                     -----------
                                                                       1,017,442
                                                                     -----------
 Malaysia (7.0%):
 Construction (0.8%):
  100,000  Metacorp Berhad........................................       173,714
                                                                     -----------

                                   Continued

PACIFIC CAPITAL FUNDS
NEW ASIA GROWTH FUND

                       SCHEDULE OF INVESTMENTS, CONTINUED
                                 JULY 31, 1997

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Malaysia, continued:
 Diversified--Conglomerates, Holding Companies (1.9%):
   130,000 Multi-Purpose Holdings Berhad..........................   $   161,728
   200,000 Renong Berhad..........................................       256,398
                                                                     -----------
                                                                         418,126
                                                                     -----------
 Engineering (1.1%):
   120,000 IJM Corp Berhad........................................       232,124
                                                                     -----------
 Financial Services (1.0%):
   170,000 Public Finance Berhad..................................       224,387
                                                                     -----------
 Real Estate (0.8%):
   175,000 Hong Leong Properties Berhad...........................       179,214
                                                                     -----------
 Telecommunications (0.8%):
   135,000 Time Engineering Berhad................................       171,021
                                                                     -----------
 Transportation (0.6%):
   112,000 Johor Port Berhad......................................       125,742
                                                                     -----------
                                                                       1,524,328
                                                                     -----------
 Philippines (1.6%):
 Real Estate (1.6%):
 1,332,000 Belle Corporation (b)..................................       298,551
   325,000 Fil - Estate Land, Inc. (b)............................        58,276
                                                                     -----------
                                                                         356,827
                                                                     -----------
 Singapore (5.3%):
 Beverages (1.2%):
    40,000 Fraser & Neave Ltd. ...................................       271,920
                                                                     -----------
 Diversified--Conglomerates, Holding Companies (0.6%):
    32,500 Keppel Corporation.....................................       139,189
                                                                     -----------
 Electrical Equipment (2.1%):
    60,000 Elec & Eltek International Co. Ltd.....................       450,000
                                                                     -----------
 Hotels & Lodging (1.2%):
   150,000 Hotel Properties Ltd...................................       257,984
                                                                     -----------
 Real Estate (0.2%):
    33,600 Orchard Parade Holdings Ltd............................        47,281
                                                                     -----------
                                                                       1,166,374
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Taiwan (7.2%):
 Banks (1.0%):
  148,350  Chinatrust Commercial Bank.............................   $   223,394
                                                                     -----------
 Computers & Peripherals (2.9%):
   15,000  Asustek Computer Inc. (b)..............................       311,628
   36,000  Inventec Co. Ltd.(b)...................................       294,897
                                                                     -----------
                                                                         606,525
                                                                     -----------
 Electrical & Electronic (2.5%):
   26,400  Compal Electronics (b).................................       126,534
   96,000  Siliconware Precision Industries
            Co. (b)...............................................       426,659
                                                                     -----------
                                                                         553,193
                                                                     -----------
 Real Estate (0.8%):
   82,500  Kindom Construction Co., Ltd. (b)......................       181,173
                                                                     -----------
                                                                       1,564,285
                                                                     -----------
 Thailand (1.2%):
 Oil & Gas Exploration, Production, & Services (1.2%):
   17,500  PTT Exploration & Production PLC.......................       258,039
                                                                     -----------
 United States (3.0%):
 Computers & Peripherals (2.4%):
    8,450  Lite-On Technology Corp. GDR (b).......................       252,951
   10,000  Synnex Technology International Corp.--GDR (b).........       289,500
                                                                     -----------
                                                                         542,451
                                                                     -----------
 Construction & Housing (0.6%):
   14,938  Dong-Ah Construction Industrial Co. EDR................       120,624
                                                                     -----------
                                                                         663,075
                                                                     -----------
  Total Common Stocks                                                 17,828,801
                                                                     -----------
 WARRANTS (0.2%):
 Hong Kong (0.2%):
 Construction (0.2%):
  225,000  Wai Kee Holdings Ltd., 6/30/00.........................        36,616
                                                                     -----------
  Total Warrants                                                          36,616
                                                                     -----------


                                   Continued

PACIFIC CAPITAL FUNDS
NEW ASIA GROWTH FUND

                       SCHEDULE OF INVESTMENTS, CONTINUED
                                 JULY 31, 1997

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 INVESTMENT COMPANY (16.3%):
 United States (16.3%):
 3,560,847 Union Bank of California Money Market Fund.............   $ 3,560,847
                                                                     -----------
  Total Investment Company                                             3,560,847
                                                                     -----------
  Total (Cost--$19,750,749) (a)                                      $21,426,264
                                                                     ===========

--------
Percentages indicated are based on net assets of $21,834,599.


Forward Currency Contracts:

                                  DELIVERY CONTRACT  CONTRACT VALUE
                                    DATE     PRICE   (U.S. DOLLARS) DEPRECIATION
                                  -------- --------  -------------- ------------
   Currency Purchased:
   Hong Kong Dollar..............  8/4/97  $    7.74    $586,932       $(219)
   Currency Sold:
   Indonesia Rupee...............  8/4/97  $2,620.00    $278,408       $(425)

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.... $ 3,227,362
   Unrealized depreciation....  (1,551,847)
                               -----------
   Net unrealized
   appreciation............... $ 1,675,515
                               ===========

(b) Non income producing securities.

EDR--European Depository Receipt
GDR--Global Depository Receipt
PLC--Public Limited Company

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 JULY 31, 1997

1. ORGANIZATION

 Pacific Capital Funds (the "Trust") was organized on October 30, 1992, and is registered under the Investment Company Act of 1940, as amended, ("the 1940 Act"), as a diversified, open-end management investment company established as a Massachusetts business trust. The Trust currently consists of the following investment portfolios (individually, a "Fund" and collectively, the "Funds"): Growth Stock Fund, U.S. Treasury Securities Fund, Short Intermediate U.S. Treasury Securities Fund, Growth and Income Fund, Diversified Fixed Income Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund, and New Asia Growth Fund. The Trust is authorized to issue an unlimited number of shares without par value in two classes of shares for each Fund: Retail Class and Institutional Class. The Institutional Class commenced operations October 14, 1994 when the Trust identified those Institutional Shareholders that were part of the Retail Class (as of October 13, 1994) and transferred the Shareholders into the Institutional Class. Retail Class Shares are subject to initial sales charges, imposed at the time of purchase, in accordance with the Funds' prospectuses. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees paid by Retail Class Shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

 The Funds' investment objectives are as follows: Growth Stock Fund seeks long-term capital appreciation; U.S. Treasury Securities Fund and Short Intermediate U.S. Treasury Securities Fund seek a high level of current income consistent with prudent risk of capital. Growth and Income Fund seeks primarily current income and secondarily capital appreciation. Diversified Fixed Income Fund seeks a high level of current income. Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund seek a high level of current income exempt from federal and Hawaii income taxes. New Asia Growth Fund seeks long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

 SECURITIES VALUATION

 Investments of the Funds for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") are valued at last reported sale price on the day of valuation. In the absence of any sale of such securities on the valuation date, the valuations are based on the mean of the latest quoted bid and asked prices. Securities, including thinly traded, unlisted, and restricted securities, for which market quotations are not readily available, are valued at fair market value by the investment adviser under the supervision of the Funds' Board of Trustees. Investments in investment companies are valued at their respective net asset values as reported by such companies. Money market instruments and other debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Investments in foreign securities, currency holdings and other assets and liabilities of New Asia Growth Fund are valued based on quotations from the primary market in which they are traded and translated from the local currency into U.S. dollars using current exchange rates. The differences between the cost and market values of securities are reflected as either unrealized appreciation or depreciation.


                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1997


 SECURITIES TRANSACTIONS AND RELATED INCOME

 Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date and is reduced by applicable foreign taxes withheld. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

 FOREIGN CURRENCY TRANSLATION

 The New Asia Growth Fund isolates that portion of the results of operations resulting from changes in currency exchange rates from the fluctuation arising from changes in market prices of securities held.

 Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions. Reported net realized foreign exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency appreciation or depreciation arises from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

 RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

 Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

 Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available in the New Asia Growth Fund and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

 Withholding taxes on foreign dividends have been provided for in accordance with the New Asia Growth Fund's understanding of applicable countries' tax rules and rates.

 FORWARD CURRENCY EXCHANGE CONTRACTS

 The New Asia Growth Fund may from time to time enter into foreign currency exchange transactions to convert to and from different foreign currencies. The Fund may enter into currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward currency contracts to purchase or to sell foreign currencies. A forward foreign currency contract is an obligation by the Fund to purchase or to sell a specific currency at a future date at a price set at the time of the contract. The Fund may use forward foreign currency exchange contracts in order to protect against uncertainty in fluctuations of future foreign exchange rates. The use of such forward

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1997

 contracts is limited to hedging against movements in the value of foreign currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign exchange currency contract or if the value of the foreign currency changes unfavorably.

 WHEN-ISSUED AND FORWARD COMMITMENTS

 The Funds may purchase securities on a "when-issued" basis and may also purchase or sell securities on a forward commitment. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. The value of securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on when-issued securities until the underlying securities are received.

 REPURCHASE AGREEMENTS

 The Funds may acquire securities from member banks of the Federal Deposit Insurance Corporation and from registered broker-dealers which Hawaiian Trust Company, Limited ("Hawaiian Trust") deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price ("repurchase agreement"). The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest). Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

 DIVIDENDS TO SHAREHOLDERS

 Dividends from net investment income are declared daily and paid monthly for the U.S. Treasury Securities Fund, Short Intermediate U.S. Treasury Securities Fund, Diversified Fixed Income Fund, Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund. Dividends from net investment income are declared and paid monthly for the Growth Stock Fund and Growth and Income Fund. Dividends from net investment income are declared and paid quarterly for the New Asia Growth Fund. Distributable net realized capital gains, if any, are declared and distributed annually.

 Dividends from net investment income and net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions and deferrals of certain losses. Permanent book and tax basis differences are reflected in the components of net assets.

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1997


 FEDERAL INCOME TAXES

 Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

 ORGANIZATION COSTS

 Costs incurred by the Trust in connection with organization, registration and the initial public offering of shares have been deferred and are amortized using the straight-line method over a period of two years from the commencement of the public offering of shares of each Fund.

 CONCENTRATION OF CREDIT RISK

 The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund have a majority of their investments in the securities of issuers in Hawaii. Such concentration may subject the Fund to the effects of economic changes occurring within that State.

 OTHER

 Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses for the Funds or the Trust are prorated to the Funds on the basis of relative net assets or other appropriate basis.

3. PURCHASES AND SALES OF SECURITIES

 Purchases and sales of securities (excluding short-term securities) for the year ended July 31, 1997 are as follows:

                                                        PURCHASES      SALES
                                                       ------------ ------------
 Growth Stock Fund.................................... $ 58,249,346 $ 92,090,700
 U.S. Treasury Securities Fund........................   10,008,609   10,750,239
 Short Intermediate U.S. Treasury Securities Fund.....   13,308,723   11,193,471
 Growth and Income Fund...............................   81,708,653   70,234,365
 Diversified Fixed Income Fund........................  110,382,175  147,784,788
 Tax-Free Securities Fund.............................   31,839,329   35,193,262
 Tax-Free Short Intermediate Securities Fund..........   11,321,459   12,977,684
 New Asia Growth Fund.................................   24,575,698   19,365,912

4. RELATED PARTY TRANSACTIONS

 Investment advisory services are provided to the Trust by Hawaiian Trust (the "Adviser"). Under the terms of the investment advisory agreement with the Trust, the Adviser is entitled to receive fees based on a percentage of the average net assets of the Fund.

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1997

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Services") are subsidiaries of The BISYS Group, Inc. BISYS, with whom certain officers and a trustee of the Trust are affiliated, serves the Trust as principal underwriter and administrator. Such officers and trustee are not paid any fees directly by the Funds for serving as officers and trustee of the Trust. Under the terms of the management and administration agreement, BISYS' fees are computed at an annual rate of 0.20% of the average daily net assets of each Fund.

 BISYS also serves as the Trust's distributor and receives fees for providing distribution services in accordance with a Distribution Agreement (the "Agreement") pursuant to Rule 12b-1 under the 1940 Act. Under the Agreement, Retail Class Shares pay BISYS a fee not to exceed, on an annual basis, 0.75% of the average daily net assets attributable to the Retail Class of shares of each Fund for payments BISYS makes to banks, including the Advisor, other institutions and broker/dealers, and for expenses BISYS and any of its affiliates or subsidiaries incur for providing distribution or shareholder service assistance. For the year ended July 31, 1997, BISYS, as the Trust's principal underwriter, received approximately $231,831 from commissions on sales of Retail Class shares of which $210,914 was reallowed to dealers affiliated with the Advisor and $15,602 was reallowed to other dealers.

 BISYS Services serves the Trust as fund accountant. Under the terms of the fund accounting agreement, BISYS Services is entitled to receive fees based on a percentage of the average net assets of each Fund and is reimbursed for certain out-of-pocket expenses incurred in providing fund accounting services.

 Fees may be voluntarily reduced or expenses reimbursed to assist the Funds in maintaining competitive expense ratios.

 Information regarding these transactions for the year ended July 31, 1997 is as follows:

                           INVESTMENT ADVISORY FEES
                         ----------------------------
                         ANNUAL FEE AS A              ADMINISTRATION  12B-1 FEES
                            PERCENTAGE       FEES          FEES      VOLUNTARILY
                            OF AVERAGE    VOLUNTARILY  VOLUNTARILY    REDUCED--   ACCOUNTING
                         DAILY NET ASSETS   REDUCED      REDUCED     RETAIL CLASS   FEES*
                         ---------------- ----------- -------------- ------------ ----------
 Growth Stock Fund......      0.80%         $   --       $ 75,584      $32,878     $56,233
 U.S. Treasury
 Securities Fund........      0.60%             --          9,759        5,272       7,274
 Short Intermediate U.S.
  Treasury
  Securities Fund.......      0.50%          47,940        12,012        3,727       7,165
 Growth and Income Fund.      0.80%             --         38,905       10,559      28,824
 Diversified Fixed
 Income Fund............      0.60%             --         58,083        5,621      43,393
 Tax-Free Securities
 Fund...................      0.60%             --        117,822        6,370      87,816
 Tax-Free Short
  Intermediate
  Securities Fund.......      0.50%             --         19,630        4,005      11,729
 New Asia Growth Fund...      0.90%           7,778         8,389       13,636       4,977

 --------
 * Accounting fees do not include out-of-pocket expenses.

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1997


5. CAPITAL SHARE TRANSACTIONS:

 Transactions in capital shares for the Trust were as follows:

                                                            U.S. TREASURY
                               GROWTH STOCK FUND           SECURITIES FUND
                            -------------------------  ------------------------
                               AMOUNT        SHARES       AMOUNT       SHARES
                            -------------  ----------  ------------  ----------
                               FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                 JULY 31, 1997              JULY 31, 1997
                            -------------------------  ------------------------
  RETAIL CLASS SHARES:
  Shares issued...........  $   3,204,633     224,887  $    262,172      28,434
  Dividends reinvested....         16,102       1,191        48,799       5,310
  Shares redeemed.........     (1,497,916)   (109,496)     (228,130)    (24,896)
                            -------------  ----------  ------------  ----------
  Net increase/(decrease).  $   1,722,819     116,582  $     82,841       8,848
                            =============  ==========  ============  ==========
  INSTITUTIONAL CLASS
  SHARES:
  Shares issued...........  $  36,521,743   2,562,096  $  1,380,971     149,658
  Dividends reinvested....         76,010       5,584     1,366,474     148,459
  Shares redeemed.........    (80,981,052) (5,700,654)   (2,779,194)   (300,730)
                            -------------  ----------  ------------  ----------
  Net increase/(decrease).  $ (44,383,299) (3,132,974) $    (31,749)     (2,613)
                            =============  ==========  ============  ==========
                               FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                 JULY 31, 1996              JULY 31, 1996
                            -------------------------  ------------------------
  RETAIL CLASS SHARES:
  Shares issued...........  $   2,212,900     181,079  $    120,008      12,543
  Dividends reinvested....        269,722      22,667        60,138       6,342
  Shares redeemed.........     (1,174,009)    (94,879)     (205,941)    (21,534)
                            -------------  ----------  ------------  ----------
  Net increase/(decrease).  $   1,308,613     108,867  $    (25,795)     (2,649)
                            =============  ==========  ============  ==========
  INSTITUTIONAL CLASS
  SHARES:
  Shares issued...........  $ 131,615,185  10,917,906  $  1,527,773     161,323
  Dividends reinvested....      6,169,023     518,783     1,842,036     194,471
  Shares redeemed.........   (104,518,765) (8,612,823)  (30,773,600) (3,250,486)
                            -------------  ----------  ------------  ----------
  Net increase/(decrease).  $  33,265,443   2,823,866  $(27,403,791) (2,894,692)
                            =============  ==========  ============  ==========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1997

5. CAPITAL SHARE TRANSACTIONS (CONTINUED):

                            SHORT INTERMEDIATE U.S.
                            TREASURY SECURITIES FUND   GROWTH AND INCOME FUND
                            -------------------------- ------------------------
                                 AMOUNT        SHARES     AMOUNT       SHARES
                            ------------  ------------ ------------  ----------
  RETAIL CLASS SHARES:
  Shares issued...........  $    140,921       14,898  $  2,191,642     153,432
  Dividends reinvested....        36,426        3,858        81,348       6,075
  Shares redeemed.........      (728,488)     (76,854)     (527,062)    (37,700)
                            ------------  -----------  ------------  ----------
  Net increase/(decrease).  $   (551,141)     (58,098) $  1,745,928     121,807
                            ============  ===========  ============  ==========
  INSTITUTIONAL CLASS
  SHARES:
  Shares issued...........   $11,979,335    1,272,770  $ 43,781,341   3,080,616
  Dividends reinvested....        55,995        5,915     2,325,676     172,366
  Shares redeemed.........    (9,297,503)    (983,459)  (30,463,375) (2,125,196)
                            ------------  -----------  ------------  ----------
  Net increase/(decrease).  $  2,737,827      295,226  $ 15,643,642   1,127,786
                            ============  ===========  ============  ==========
                               FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                 JULY 31, 1996              JULY 31, 1996
                            -------------------------- ------------------------
  RETAIL CLASS SHARES:
  Shares issued...........  $    747,638       76,883  $    924,629      74,394
  Dividends reinvested....        47,554        4,976        16,890       1,409
  Shares redeemed.........       (95,449)      (9,947)     (128,162)    (10,325)
                            ------------  -----------  ------------  ----------
  Net increase/(decrease).  $    699,743       71,912  $    813,357      65,478
                            ============  ===========  ============  ==========
  INSTITUTIONAL CLASS
  SHARES:
  Shares issued...........   $17,373,908    1,805,630  $ 50,906,651   4,232,718
  Dividends reinvested....       110,962       11,544     1,235,834     104,577
  Shares redeemed.........    (9,634,113)  (1,006,064)  (23,658,493) (1,948,216)
                            ------------  -----------  ------------  ----------
  Net increase/(decrease).  $  7,850,757      811,110  $ 28,483,992   2,389,079
                            ============  ===========  ============  ==========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1997


5. CAPITAL SHARE TRANSACTIONS (CONTINUED):

                               DIVERSIFIED FIXED             TAX-FREE
                                 INCOME FUND              SECURITIES FUND
                            ------------------------  ------------------------
                              AMOUNT       SHARES       AMOUNT        SHARES
                            ------------  ----------  ------------  ----------
                              FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                JULY 31, 1997              JULY 31, 1997
                            ------------------------  ------------------------
  RETAIL CLASS SHARES:
  Shares issued...........  $    748,361      71,630  $  2,100,119     201,633
  Dividends reinvested....        70,514       6,720        20,004       1,896
  Shares redeemed.........      (829,853)    (79,822)     (241,385)    (23,123)
                            ------------  ----------  ------------  ----------
  Net increase/(decrease).  $    (10,978)     (1,472) $  1,878,738     180,406
                            ============  ==========  ============  ==========
  INSTITUTIONAL CLASS
  SHARES:
  Shares issued...........  $ 44,769,922   4,245,046  $ 31,135,063   2,950,938
  Dividends reinvested....       599,007      55,986     1,613,763     151,978
  Shares redeemed.........   (78,102,272) (7,368,883)  (35,722,280) (3,389,736)
                            ------------  ----------  ------------  ----------
  Net increase/(decrease).  $(32,733,343) (3,067,851) $ (2,973,454)   (286,820)
                            ============  ==========  ============  ==========
                              FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                JULY 31, 1996              JULY 31, 1996
                            ------------------------  ------------------------
  RETAIL CLASS SHARES:
  Shares issued...........  $  1,199,728     107,934  $    619,694      58,332
  Dividends reinvested....        35,296       3,293        17,516       1,652
  Shares redeemed.........      (100,216)     (9,260)     (608,257)    (58,984)
                            ------------  ----------  ------------  ----------
  Net increase/(decrease).  $  1,134,808     101,967  $     28,953       1,000
                            ============  ==========  ============  ==========
  INSTITUTIONAL CLASS
  SHARES:
  Shares issued...........  $198,618,575  18,085,880  $ 28,592,966   2,708,891
  Dividends reinvested....       855,870      76,725     3,552,534     331,714
  Shares redeemed.........   (86,606,689) (7,857,921)  (22,221,434) (2,101,754)
                            ------------  ----------  ------------  ----------
  Net increase/(decrease).  $112,867,756  10,304,684  $  9,924,066     938,851
                            ============  ==========  ============  ==========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1997

5. CAPITAL SHARE TRANSACTIONS (CONTINUED):

                                         TAX-FREE
                                    SHORT INTERMEDIATE          NEW ASIA
                                     SECURITIES FUND          GROWTH FUND
                                   ---------------------  ---------------------
                                     AMOUNT      SHARES     AMOUNT      SHARES
                                   -----------  --------  -----------  --------
                                    FOR THE YEAR ENDED     FOR THE YEAR ENDED
                                      JULY 31, 1997          JULY 31, 1997
                                   ---------------------  ---------------------
  RETAIL CLASS SHARES:
  Shares issued................... $   741,966    73,793  $ 1,372,902   111,117
  Dividends reinvested............      15,130     1,502       21,601     1,764
  Shares redeemed.................    (491,902)  (48,887)    (527,801)  (42,850)
                                   -----------  --------  -----------  --------
  Net increase/(decrease)......... $   265,194    26,408  $   866,702    70,031
                                   ===========  ========  ===========  ========
  INSTITUTIONAL CLASS SHARES:
  Shares issued................... $ 5,454,511   540,179  $ 9,703,868   791,509
  Dividends reinvested............      52,152     5,141       81,463     6,605
  Shares redeemed.................  (8,057,230) (796,267)  (3,030,589) (240,435)
                                   -----------  --------  -----------  --------
  Net increase/(decrease)......... $(2,550,567) (250,947) $ 6,754,742   557,679
                                   ===========  ========  ===========  ========
                                    FOR THE YEAR ENDED     FOR THE YEAR ENDED
                                      JULY 31, 1996          JULY 31, 1996
                                   ---------------------  ---------------------
  RETAIL CLASS SHARES:
  Shares issued................... $   194,515    19,329  $ 1,841,034   156,856
  Dividends reinvested............       2,672       265       13,647     1,284
  Shares redeemed.................     (52,273)   (5,147)    (101,353)   (8,592)
                                   -----------  --------  -----------  --------
  Net increase/(decrease)......... $   144,914    14,447  $ 1,753,328   149,548
                                   ===========  ========  ===========  ========
  INSTITUTIONAL CLASS SHARES:
  Shares issued................... $ 7,670,654   754,274  $ 8,908,328   754,031
  Dividends reinvested............       6,511       642       46,083     4,330
  Shares redeemed.................  (7,930,532) (783,406)  (2,879,942) (252,790)
                                   -----------  --------  -----------  --------
  Net increase/(decrease)......... $  (253,367)  (28,490) $ 6,074,469   505,571
                                   ===========  ========  ===========  ========

6. FEDERAL INCOME TAXES (UNAUDITED)

 For federal income tax purposes, the following Funds have capital loss carryforwards as of July 31, 1997, which are available to offset future capital gains, if any:

                                                                AMOUNT   EXPIRES
                                                              ---------- -------
  U.S. Treasury Securities Fund.............................. $  288,915  2002
  U.S. Treasury Securities Fund..............................    326,761  2003
  U.S. Treasury Securities Fund..............................  3,238,241  2004
  U.S. Treasury Securities Fund..............................     58,103  2005
  Short Intermediate U.S. Treasury Securities Fund...........    151,388  2005
  Diversified Fixed Income Fund..............................    405,487  2005

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1997

 Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the fiscal year ended July 31, 1998. Diversified Fixed Income Fund and U.S. Treasury Fund deferred such losses of $2,116,461 and $134,520, respectively. Similarly, New Asia Growth Fund deferred foreign currency losses of $76,177.

 The following table presents distributions from long-term capital gains for the following Funds for the year ended July 31, 1997:

  Growth Stock....................................................... $    6,971
  Growth and Income Fund............................................. 3,674,369
  Diversified Fixed Income Fund...................................... 1,347,352
  Tax Free Securities Fund........................................... 1,589,719
  Tax Free Short Intermediate Securities Fund........................    50,230
  New Asia Growth Fund...............................................    91,852

 Pacific Capital Funds designates the following eligible distribution for the dividends received deduction for corporations for the Fund's taxable year ended July 31, 1997.

                                                                     GROWTH AND
                                                        GROWTH STOCK   INCOME
                                                           FUND         FUND
                                                        ------------ ----------
  RETAIL CLASS:
  Dividend income......................................  $   82,325  $   32,902
  Dividend income per share............................  $    0.179  $    0.224
  INSTITUTIONAL CLASS:
  Dividend income......................................  $2,328,521  $1,519,228
  Dividend income per share............................  $    0.181  $    0.230

 The Pacific Capital Funds designate the following exempt-interest dividends for the Fund's taxable year ended July 31, 1997.

                                                   TAX-FREE        TAX-FREE
                                                  SECURITIES  SHORT INTERMEDIATE
                                                     FUND      SECURITIES FUND
                                                  ----------- ------------------
  RETAIL CLASS:
  Exempt-interest distributions.................. $    61,303     $   30,354
  Exempt-interest distributions per share........ $     0.505     $    0.382
  INSTITUTIONAL CLASS:
  Exempt-interest distributions.................. $14,097,576     $1,454,175
  Exempt-interest distributions per share........ $     0.510     $    0.384

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1997


 The percentage break-down of the exempt-interest income by state for the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund for the taxable year ended July 31, 1997 were as follows:

                                                                 TAX-FREE SHORT
                                                    TAX-FREE      INTERMEDIATE
  STATE                                          SECURITIES FUND SECURITIES FUND
  -----                                          --------------- ---------------
  Alaska.......................................         -- %            2.4%
  Arizona......................................         0.2             5.0
  California...................................         6.0             --
  Colorado.....................................         0.3             --
  Connecticut..................................         0.4             --
  Florida......................................         6.4             2.5
  Georgia......................................         2.9             --
  Hawaii.......................................        57.5            57.1
  Idaho........................................         0.1             --
  Illinois.....................................         0.1             4.0
  Kansas.......................................         1.8             --
  Maine........................................         0.7             --
  Maryland.....................................         --              1.0
  Massachusetts................................         2.0             3.4
  Michigan.....................................         2.3             1.7
  Minnesota....................................         0.8             5.8
  Missouri.....................................         --              1.2
  New Jersey...................................         1.3             1.3
  New Mexico...................................         1.9             --
  New York.....................................         0.6             --
  North Carolina...............................         1.2             --
  Ohio.........................................         1.4             --
  Oregon.......................................         1.0             1.3
  Pennsylvania.................................         1.1
  Puerto Rico..................................         --              0.8
  Rhode Island.................................         --              3.3
  South Carolina...............................         0.8             --
  Tennessee....................................         3.2
  Texas........................................         2.1             5.2
  Virginia.....................................         3.9             --
  Washington...................................         --              1.2
  West Virginia................................         --              0.2
  Wisconsin....................................         --              2.6
                                                      -----           -----
     Total.....................................       100.0%          100.0%
                                                      =====           =====

7. SPECIAL MEETING

 A special meeting was held on May 19, 1997 to approve the change in the sub-adviser of New Asia Growth Fund (the fund). Credit Lyonnais International Asset Management (HK) Ltd was acquired in February 1997 by Nicholas Applegate Capital Management (Hong Kong) LLC. Presented in person or represented by proxy at the meeting were holders of 907,018 shares of the fund, who represented a majority and consequently a quorum of the 1,460,284 outstanding shares. All 907,018 voted unanimously for the change in sub-adviser.

                                   Continued

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                                          GROWTH STOCK FUND
                         ---------------------------------------------------------------------------------------
                                FOR THE                 FOR THE                   FOR THE
                              YEAR ENDED              YEAR ENDED                 YEAR ENDED          NOVEMBER 1,
                             JULY 31, 1997           JULY 31, 1996             JULY 31, 1995           1993 TO
                         ----------------------- ---------------------- ----------------------------  JULY 31,
                         RETAIL    INSTITUTIONAL RETAIL   INSTITUTIONAL RETAIL (C) INSTITUTIONAL (B)  1994 (A)
                         -------   ------------- -------  ------------- ---------- ----------------- -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $11.89       $11.89     $11.71      $11.71      $ 9.83         $ 9.89         $10.00
                         -------     --------    -------    --------      ------       --------        -------
Investment Activities
 Net investment income..    0.03         0.07       0.07        0.10        0.12           0.11           0.07
 Net realized and
  unrealized gain (loss)
  from investments......    5.55         5.55       0.89        0.89        1.87           1.83          (0.18)
                         -------     --------    -------    --------      ------       --------        -------
  Total from Investment
   Activities...........    5.58         5.62       0.96        0.99        1.99           1.94          (0.11)
                         -------     --------    -------    --------      ------       --------        -------
Distributions
 Net investment income..   (0.03)       (0.07)     (0.07)      (0.10)      (0.11)         (0.12)         (0.06)
 In excess of net
  investment income.....   (0.01)         --         --          --          --             --             --
 Net realized gains.....     --           --       (0.22)      (0.22)        --             --             --
 In excess of net
  realized gains........     --           --       (0.49)      (0.49)        --             --             --
                         -------     --------    -------    --------      ------       --------        -------
  Total Distributions...   (0.04)       (0.07)     (0.78)      (0.81)      (0.11)         (0.12)         (0.06)
                         -------     --------    -------    --------      ------       --------        -------
NET ASSET VALUE, END OF
 PERIOD.................  $17.43       $17.44     $11.89      $11.89      $11.71         $11.71         $ 9.83
                         =======     ========    =======    ========      ======       ========        =======
Total Return (excludes
 sales charges).........   47.02%       47.39%      8.25%       8.53%      20.43%         20.64%(d)      (1.05%)(f)
ANNUALIZED RATIOS/SUPPLEMENTARY
 DATA:
Net assets at end of
 period (000)...........  $9,742     $198,407     $5,261    $172,565      $3,905       $136,837        $56,121
Ratio of expenses to
 average net assets.....    1.32%        1.07%      1.34%       1.09%       1.36%          1.13%(e)       1.41%(e)
Ratio of net investment
 income to average net
 assets.................    0.16%        0.45%      0.60%       0.86%       1.12%          1.30%(e)       0.98%(e)
Ratio of expenses to
 average net assets*....    1.86%        1.11%      1.88%       1.13%       1.98%          1.21%(e)       2.31%(e)
Ratio of net investment
 income to average net
 assets*................   (0.38%)       0.41%      0.06%       0.82%       0.50%          1.23%(e)       0.07%(e)
Portfolio Turnover (g)..   32.20%       32.20%     61.30%      61.30%      32.40%         32.40%         25.89%
Average Commission Rate
 paid (h)............... $0.0893      $0.0893    $0.0895     $0.0895         --             --             --

--------
 * During the period, certain fees were voluntarily reduced. In addition, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) On October 13, 1994, the Trust identified those Institutional shareholders that were part of the Retail Class and transferred these shareholders into the Institutional Class at the prevailing net asset value effective October 14, 1994. The Financial Highlights presented for the Institutional Class reflects operations and distributions for the period from October 14, 1994 through July 31, 1995.
(c) The Financial Highlights presented for the Retail Class reflects operations and distributions for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 combined with the operations and distributions of the Retail Class only for the period from October 14, 1994 through July 31, 1995.
(d) Represents total return for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 plus total return for the Institutional Class for the period from October 14, 1994 through July 31, 1995.
(e) Annualized.
(f) Not annualized.
(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(h) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                                     U.S TREASURY SECURITIES FUND
                          ------------------------------------------------------------------------------------------
                                 FOR THE                    FOR THE                   FOR THE
                               YEAR ENDED                  YEAR ENDED                YEAR ENDED          NOVEMBER 1,
                              JULY 31, 1997              JULY 31, 1996             JULY 31, 1995           1993 TO
                          --------------------------- --------------------- ----------------------------  JULY 31,
                                RETAIL  INSTITUTIONAL RETAIL  INSTITUTIONAL RETAIL (C) INSTITUTIONAL (B)  1994 (A)
                          --------------------------- ------  ------------- ---------- ----------------- -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $ 9.13           $ 9.14    $ 9.42      $ 9.43      $ 9.04         $ 8.66         $10.00
                          -------          -------    ------     -------      ------        -------        -------
Investment Activities
 Net investment income...    0.52             0.53      0.53        0.59        0.50           0.44           0.31
 Net realized and
  unrealized gain (loss)
  from investments.......    0.25             0.26     (0.20)      (0.24)       0.38           0.76          (1.00)
                          -------          -------    ------     -------      ------        -------        -------
  Total from Investment
   Activities............    0.77             0.79      0.33        0.35        0.88           1.20          (0.69)
                          -------          -------    ------     -------      ------        -------        -------
Distributions
 Net investment income...   (0.46)           (0.54)    (0.53)      (0.55)      (0.50)         (0.43)         (0.27)
 In excess of net
  investment income......   (0.07)           (0.01)    (0.09)      (0.09)        --             --             --
                          -------          -------    ------     -------      ------        -------        -------
  Total Distributions....   (0.53)           (0.55)    (0.62)      (0.64)      (0.50)         (0.43)         (0.27)
                          -------          -------    ------     -------      ------        -------        -------
NET ASSET VALUE, END OF
 PERIOD..................  $ 9.37           $ 9.38    $ 9.13      $ 9.14      $ 9.42         $ 9.43         $ 9.04
                          =======          =======    ======     =======      ======        =======        =======
Total Return (excludes
 sales charges)..........    8.68%            8.92%     3.43%       3.71%      10.18%         10.49%(d)      (6.95%)(f)
ANNUALIZED RATIOS/SUPPLEMENTARY
 DATA:
Net assets at end of
 period (000)............  $1,087          $23,832      $979     $23,248      $1,035        $51,264        $60,125
Ratio of expenses to
 average net assets......    1.16%            0.91%     1.20%       0.95%       1.19%          1.02%(e)       1.15%(e)
Ratio of net investment
 income to
 average net assets......    5.60%            5.85%     5.55%       5.81%       5.57%          5.78%(e)       4.62%(e)
Ratio of expenses to
 average net assets*.....    1.70%            0.95%     1.74%       0.99%       1.81%          1.09%(e)       2.09%(e)
Ratio of net investment
 income to
 average net assets*.....    5.06%            5.81%     5.01%       5.77%       4.96%          5.71%(e)       3.68%(e)
Portfolio Turnover (g)...   44.90%           44.90%    15.75%      15.75%      80.98%         80.98%         11.36%

--------
 * During the period, certain fees were voluntarily reduced. In addition, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) On October 13, 1994, the Trust identified those Institutional shareholders that were part of the Retail Class and transferred these shareholders into the Institutional Class at the prevailing net asset value effective October 14, 1994. The Financial Highlights presented for the Institutional Class reflects operations and distributions for the period from October 14, 1994 through July 31, 1995.
(c) The Financial Highlights presented for the Retail Class reflects operations and distributions for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 combined with the operations and distributions of the Retail Class only for the period from October 14, 1994 through July 31, 1995.
(d) Represents total return for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 plus total return for the Institutional Class for the period from October 14, 1994 through July 31, 1995.
(e) Annualized.
(f) Not annualized.
(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                            SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND
                          -------------------------------------------------------------------------------------------
                                 FOR THE                    FOR THE                   FOR THE
                               YEAR ENDED                  YEAR ENDED                YEAR ENDED          DECEMBER 13,
                              JULY 31, 1997              JULY 31, 1996             JULY 31, 1995           1993 TO
                          --------------------------- --------------------- ----------------------------   JULY 31,
                                RETAIL  INSTITUTIONAL RETAIL  INSTITUTIONAL RETAIL (C) INSTITUTIONAL (B)   1994 (A)
                          --------------------------- ------  ------------- ---------- ----------------- ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $ 9.41           $ 9.42    $ 9.60      $ 9.61      $ 9.52         $ 9.30         $10.00
                          -------          -------    ------     -------      ------        -------         ------
Investment Activities
 Net investment income...    0.49             0.52      0.48        0.53        0.52           0.44           0.24
 Net realized and
  unrealized gain (loss)
  from investments.......    0.14             0.14     (0.11)      (0.13)       0.05           0.31          (0.52)
                          -------          -------    ------     -------      ------        -------         ------
  Total from Investment
   Activities............    0.63             0.66      0.37        0.40        0.57           0.75          (0.28)
                          -------          -------    ------     -------      ------        -------         ------
Distributions
 Net investment income...   (0.49)           (0.52)    (0.50)      (0.53)      (0.49)         (0.44)         (0.20)
 In excess of net
  investment income......     --               --      (0.04)      (0.04)        --             --             --
 Net realized gains......     --               --        --          --          --             --             --
 In excess of net
  realized gains.........     --               --      (0.02)      (0.02)        --             --             --
                          -------          -------    ------     -------      ------        -------         ------
  Total Distributions....   (0.49)           (0.52)    (0.56)      (0.59)      (0.49)         (0.44)         (0.20)
                          -------          -------    ------     -------      ------        -------         ------
NET ASSET VALUE, END OF
 PERIOD..................  $ 9.55           $ 9.56    $ 9.41      $ 9.42      $ 9.60         $ 9.61         $ 9.52
                          =======          =======    ======     =======      ======        =======         ======
Total Return (excludes
 sales charges)..........    6.92%            7.19%     3.90%       4.18%       6.28%          6.57%(d)      (2.76%)(f)
ANNUALIZED RATIOS/SUPPLEMENTARY
 DATA:
Net assets at end of
 period (000)............    $618          $26,722    $1,156     $23,545        $489        $16,214         $3,419
Ratio of expenses to
 average
 net assets..............    0.87%            0.62%     0.92%       0.67%       0.99%          0.75%(e)       1.00%(e)
Ratio of net investment
 income
 to average net assets...    5.22%            5.47%     5.14%       5.40%       5.51%          5.84%(e)       3.96%(e)
Ratio of expenses to
 average
 net assets*.............    1.62%            0.87%     1.67%       0.92%       1.78%          0.99%(e)       5.39%(e)
Ratio of net investment
 income
 to average net assets*..    4.47%            5.22%     4.39%       5.15%       4.72%          5.61%(e)      (0.43%)(e)
Portfolio Turnover (g)...   51.56%           51.56%    47.17%      47.17%      62.73%         62.73%          0.00%

--------
  * During the period, certain fees were voluntarily reduced. In addition, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) On October 13, 1994, the Trust identified those Institutional shareholders that were part of the Retail Class and transferred these shareholders into the Institutional Class at the prevailing net asset value effective October 14, 1994. The Financial Highlights presented for the Institutional Class reflects operations and distributions for the period from October 14, 1994 through July 31, 1995.
(c) The Financial Highlights presented for the Retail Class reflects operations and distributions for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 combined with the operations and distributions of the Retail Class only for the period from October 14, 1994 through July 31, 1995.
(d) Represents total return for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 plus total return for the Institutional Class for the period from October 14, 1994 through July 31, 1995.
(e) Annualized.
(f) Not annualized.
(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statments.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                              GROWTH AND INCOME FUND
                         -----------------------------------------------------------------------
                                FOR THE                 FOR THE
                              YEAR ENDED              YEAR ENDED        OCTOBER 14, 1994 TO
                             JULY 31, 1997           JULY 31, 1996       JULY 31, 1995 (A)
                         ----------------------- ---------------------- ------------------------
                         RETAIL    INSTITUTIONAL RETAIL   INSTITUTIONAL RETAIL     INSTITUTIONAL
                         -------   ------------- -------  ------------- ------     -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $12.32      $12.32     $11.44      $11.43    $10.00         $10.00
                         -------     --------    -------     -------    ------        -------
Investment Activities
 Net investment income..    0.08         0.11       0.16        0.17      0.17           0.20
 Net realized and
  unrealized gain from
  investments...........    5.57         5.58       1.19        1.21      1.44           1.42
                         -------     --------    -------     -------    ------        -------
  Total from Investment
   Activities...........    5.65         5.69       1.35        1.38      1.61           1.62
                         -------     --------    -------     -------    ------        -------
Distributions
 Net investment income..   (0.08)       (0.11)     (0.15)      (0.17)    (0.17)         (0.19)
 In excess of net
  investment income.....   (0.01)         --       (0.01)      (0.01)      --             --
 Net realized gains.....   (0.63)       (0.63)     (0.31)      (0.31)      --             --
                         -------     --------    -------     -------    ------        -------
  Total Distributions...   (0.72)       (0.74)     (0.47)      (0.49)    (0.17)         (0.19)
                         -------     --------    -------     -------    ------        -------
NET ASSET VALUE, END OF
 PERIOD.................  $17.25       $17.27     $12.32      $12.32    $11.44         $11.43
                         =======     ========    =======     =======    ======        =======
Total Return (excludes
 sales charges).........   47.59%       47.96%     11.96%      12.29%    16.35%(b)      16.41%(b)
ANNUALIZED RATIOS/SUPPLEMENTARY
 DATA:
Net assets at end of
 period (000)...........  $3,726     $123,821     $1,160     $74,427      $328        $41,771
Ratio of expenses to
 average net assets.....    1.32%        1.07%      1.37%       1.11%     1.40%(c)       1.14%(c)
Ratio of net investment
 income to average net
 assets.................    0.48%        0.79%      1.03%       1.43%     2.08%(c)       2.47%(c)
Ratio of expenses to
 average net assets*....    1.86%        1.12%      1.91%       1.15%     1.99%(c)       1.22%(c)
Ratio of net investment
 income to average net
 assets*................   (0.06)%       0.75%      0.49%       1.39%     1.49%(c)       2.39%(c)
Portfolio Turnover (d)..   74.83%       74.83%     80.83%      80.83%    12.78%         12.78%
Average Commission Rate
 Paid (e)............... $0.0874      $0.0874    $0.0921     $0.0921

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                           DIVERSIFIED FIXED INCOME FUND
                          --------------------------------------------------------------------------
                                 FOR THE                    FOR THE
                               YEAR ENDED                  YEAR ENDED       OCTOBER 14, 1994 TO
                              JULY 31, 1997              JULY 31, 1996       JULY 31, 1995 (A)
                          --------------------------- --------------------- ------------------------
                                RETAIL  INSTITUTIONAL RETAIL  INSTITUTIONAL RETAIL     INSTITUTIONAL
                          --------------------------- ------  ------------- ------     -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $10.45           $10.53    $10.75      $10.84    $10.00         $10.00
                          -------         --------    ------    --------    ------        -------
Investment Activities
 Net investment income...    0.57             0.60      0.59        0.58      0.49           0.55
 Net realized and
  unrealized gain from
  investments............    0.35             0.34     (0.19)      (0.16)     0.74           0.78
                          -------         --------    ------    --------    ------        -------
  Total from Investment
   Activities............    0.92             0.94      0.40        0.42      1.23           1.33
                          -------         --------    ------    --------    ------        -------
Distributions
 Net investment income...   (0.57)           (0.60)    (0.58)      (0.61)    (0.48)         (0.49)
 In excess of net
  investment income......     --               --      (0.02)      (0.02)      --             --
 In excess of net
  realized gains.........   (0.09)           (0.09)    (0.10)      (0.10)      --             --
                          -------         --------    ------    --------    ------        -------
  Total Distributions....   (0.66)           (0.69)    (0.70)      (0.73)    (0.48)         (0.49)
                          -------         --------    ------    --------    ------        -------
NET ASSET VALUE, END OF
 PERIOD..................  $10.71           $10.78    $10.45      $10.53    $10.75         $10.84
                          =======         ========    ======    ========    ======        =======
Total Return (excludes
 sales charges)..........    9.20%            9.30%     3.69%       3.85%    12.66%(b)      13.70%(b)
ANNUALIZED RATIOS/SUPPLEMENTARY
 DATA:
Net assets at end of
 period (000)............  $1,103         $132,583    $1,093    $161,742       $27        $54,827
Ratio of expenses to
 average net assets......    1.15%            0.90%     1.15%       0.88%     1.18%(c)       0.93%(c)
Ratio of net investment
 income
 to average net assets...    5.44%            5.67%     5.31%       5.56%     6.25%(c)       6.71%(c)
Ratio of expenses to
 average net assets*.....    1.69%            0.94%     1.69%       0.92%     1.77%(c)       1.01%(c)
Ratio of net investment
 income
 to average net assets*..    4.90%            5.63%     4.77%       5.52%     5.66%(c)       6.63%(c)
Portfolio Turnover (d)...   80.98%           80.98%    58.86%      58.86%    60.47%         60.47%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.


                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                             TAX-FREE SECURITIES FUND
                          --------------------------------------------------------------------------
                                 FOR THE                    FOR THE
                               YEAR ENDED                  YEAR ENDED       OCTOBER 14, 1994 TO
                              JULY 31, 1997              JULY 31, 1996       JULY 31, 1995 (A)
                          --------------------------- --------------------- ------------------------
                                RETAIL  INSTITUTIONAL RETAIL  INSTITUTIONAL RETAIL     INSTITUTIONAL
                          --------------------------- ------  ------------- ------     -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $10.44           $10.46    $10.53      $10.56    $10.00         $10.00
                          -------         --------    ------    --------    ------       --------
Investment Activities
 Net investment income...    0.49             0.51      0.50        0.52      0.39           0.42
 Net realized and
  unrealized gain from
  investments............    0.46             0.46      0.07        0.07      0.50           0.51
                          -------         --------    ------    --------    ------       --------
  Total from Investment
   Activities............    0.95             0.97      0.57        0.59      0.89           0.93
                          -------         --------    ------    --------    ------       --------
Distributions
 Net investment income...   (0.49)           (0.51)    (0.49)      (0.52)    (0.36)         (0.37)
 In excess of net
  investment income......     --               --      (0.04)      (0.04)      --             --
 Net realized gains......   (0.06)           (0.06)    (0.09)      (0.09)      --             --
 In excess of net
  realized gains.........     --               --      (0.04)      (0.04)      --             --
                          -------         --------    ------    --------    ------       --------
  Total Distributions....   (0.55)           (0.57)    (0.66)      (0.69)    (0.36)         (0.37)
                          -------         --------    ------    --------    ------       --------
NET ASSET VALUE, END OF
 PERIOD..................  $10.84           $10.86    $10.44      $10.46    $10.53         $10.56
                          =======         ========    ======    ========    ======       ========
Total Return (excludes
 sales charges)..........    9.35%            9.58%     5.54%       5.73%     9.06%(b)       9.54%(b)
ANNUALIZED RATIOS/SUPPLEMENTARY
 DATA:
Net assets at end of
 period (000)............  $2,545         $296,764      $569    $288,934      $563       $281,646
Ratio of expenses to
 average net assets......    1.12%            0.87%     1.14%       0.89%     1.15%(c)       0.89%(c)
Ratio of net investment
 income
 to average net assets...    4.60%            4.86%     4.66%       4.92%     4.93%(c)       5.16%(c)
Ratio of expenses to
 average net assets*.....    1.66%            0.91%     1.68%       0.93%     1.74%(c)       0.98%(c)
Ratio of net investment
 income
 to average net assets*..    4.06%            4.82%     4.12%       4.88%     4.34%(c)       5.07%(c)
Portfolio Turnover (d)...   11.07%           11.07%    24.78%      24.78%    49.17%         49.17%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.


                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                    TAX-FREE SHORT INTERMEDIATE SECURITIES FUND
                          --------------------------------------------------------------------------
                                 FOR THE                    FOR THE
                               YEAR ENDED                  YEAR ENDED       OCTOBER 14, 1994 TO
                              JULY 31, 1997              JULY 31, 1996       JULY 31, 1995 (A)
                          --------------------------- --------------------- ------------------------
                                RETAIL  INSTITUTIONAL RETAIL  INSTITUTIONAL RETAIL     INSTITUTIONAL
                          --------------------------- ------  ------------- ------     -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $10.05           $10.08    $10.11      $10.14    $10.00         $10.00
                          -------          -------    ------     -------    ------        -------
Investment Activities
 Net investment income...    0.37             0.39      0.37        0.40      0.30           0.32
 Net realized and
  unrealized gain from
  investments............    0.13             0.14     (0.03)      (0.03)     0.08           0.11
                          -------          -------    ------     -------    ------        -------
  Total from Investment
   Activities............    0.50             0.53      0.34        0.37      0.38           0.43
                          -------          -------    ------     -------    ------        -------
Distributions
 Net investment income...   (0.37)           (0.39)    (0.37)      (0.40)    (0.27)         (0.29)
 In excess of net
  investment income......     --               --      (0.03)      (0.03)      --             --
 Net realized gains......   (0.01)           (0.01)      --          --        --             --
                          -------          -------    ------     -------    ------        -------
  Total Distributions....   (0.38)           (0.40)    (0.40)      (0.43)    (0.27)         (0.29)
                          -------          -------    ------     -------    ------        -------
NET ASSET VALUE, END OF
 PERIOD..................  $10.17           $10.21    $10.05      $10.08    $10.11         $10.14
                          =======          =======    ======     =======    ======        =======
Total Return (excludes
 sales charges)..........    5.06%            5.36%     3.41%       3.67%     3.90%(b)       4.36%(b)
ANNUALIZED RATIOS/SUPPLEMENTARY
 DATA:
Net assets at end of
 period (000)............    $724          $37,410      $451     $39,472      $308        $39,993
Ratio of expenses to
 average net assets......    1.09%            0.84%     1.08%       0.83%     1.05%(c)       0.85%(c)
Ratio of net investment
 income
 to average net assets...    3.57%            3.82%     3.64%       3.90%     3.82%(c)       4.03%(c)
Ratio of expenses to
 average net assets*.....    1.64%            0.89%     1.63%       0.88%     1.64%(c)       0.94%(c)
Ratio of net investment
 income
 to average net assets*..    3.02%            3.77%     3.09%       3.85%     3.23%(c)       3.94%(c)
Portfolio Turnover (d)...   29.46%           29.46%    54.70%      54.70%    89.98%         89.98%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.


                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                               NEW ASIA GROWTH FUND
                         -------------------------------------------------------------------------
                                FOR THE                 FOR THE
                              YEAR ENDED              YEAR ENDED         FEBRUARY 15, 1995 TO
                             JULY 31, 1997           JULY 31, 1996         JULY 31, 1995(A)
                         ----------------------- ----------------------- -------------------------
                         RETAIL    INSTITUTIONAL RETAIL    INSTITUTIONAL RETAIL      INSTITUTIONAL
                         -------   ------------- -------   ------------- ------      -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $11.11       $11.14     $11.21       $11.22    $10.00         $10.00
                         -------      -------    -------      -------    ------         ------
Investment Activities
 Net investment income
  (loss)................    0.03         0.06      (0.02)       (0.01)     0.02           0.04
 Net realized and
  unrealized gain from
  investments...........    2.88         2.87       0.20         0.22      1.19           1.18
                         -------      -------    -------      -------    ------         ------
  Total from Investment
   Activities...........    2.91         2.93       0.18         0.21      1.21           1.22
                         -------      -------    -------      -------    ------         ------
Distributions
 Net investment income..   (0.01)       (0.01)       --           --        --             --
 In excess of net
  investment income.....     --           --        0.02         0.03       --             --
 Net realized gains.....   (0.12)       (0.12)     (0.26)       (0.26)      --             --
                         -------      -------    -------      -------    ------         ------
  Total Distributions...   (0.13)       (0.13)     (0.28)       (0.29)      --             --
                         -------      -------    -------      -------    ------         ------
NET ASSET VALUE, END OF
 PERIOD.................  $13.89       $13.94     $11.11       $11.14    $11.21         $11.22
                         =======      =======    =======      =======    ======         ======
Total Return (excludes
 sales charges).........   26.31%       26.50%      1.71%        1.99%    12.10%(b)      12.20%(b)
ANNUALIZED RATIOS/SUPPLEMENTARY
 DATA:
Net assets at end of
 period (000)...........  $3,459      $18,376     $1,990       $8,469      $330         $2,861
Ratio of expenses to
 average net assets.....    1.98%         1.72%     2.22%        1.98%     2.24%(c)       1.97%(c)
Ratio of net investment
 income (loss)
 to average net assets..    0.20%        0.46%     (0.28%)      (0.02%)    0.80%(c)       1.18%(c)
Ratio of expenses to
 average net assets*....    2.58%        1.82%      3.58%        2.84%     3.51%(c)       2.74%(c)
Ratio of net investment
 income (loss)
 to average net assets*.   (0.40%)       0.36%     (1.64%)      (0.88%)   (0.47%)(c)      0.42%(c)
Portfolio Turnover (d)..  134.89%      134.89%     86.53%       86.53%    55.62%         55.62%
Average Commission Rate
 Paid (e)............... $0.0059      $0.0059    $0.0069      $0.0069       --             --

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.


                      See notes to financial statements.

Investment Adviser
Hawaiian Trust Company
111 S. King Street
Honolulu, Hawaii 96813

Administrator and Distributor
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

Legal Counsel
Shereff, Friedman, Hoffman & Goodman, LLP
919 Third Avenue
New York, New York 10022

Auditors
Ernst & Young LLP
One Columbus, Suite 2400
Columbus, Ohio 43215

Transfer Agent
Administrative Data Management Corp.
10 Woodbridge Center Drive
Woodbridge, New Jersey 07095








For more complete information on the Pacific Capital Funds, including fees, expenses and sales charges, please call 1-800-258-9232 for a prospectus, which you should read carefully before you invest or send money. The Pacific Capital Funds are distributed by BISYS Fund Services.

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